UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHRONOSCALE HOLDINGS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHRONOSCALE HOLDINGS CORPORATION

2440 Sand Hill Road, Suite 400

Menlo Park, CA 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on November 6, 2026

To the Stockholders of ChronoScale Holdings Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ChronoScale Holdings Corporation (the “Company”) to be held on November 6, 2026, at 12:00 p.m., Eastern Time. The Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/CHRN2026. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect eight director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);
●	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027 (“Proposal 2”);
●	To approve, on an advisory (non-binding) basis, the executive compensation of the Company’s named executive officers as described in the attached proxy statement (“Proposal 3”);
●	To ratify certain Restricted Stock Awards granted to our non-employee directors under the 2026 Plan (as defined in the accompanying proxy statement) (“Proposal 4”);
●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”); and
●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.001 per share, of record at the close of business on September 10, 2026, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, on or about September 25, 2026, we are mailing to our stockholders, other than those who previously requested electronic or paper delivery of proxy materials, a Notice of Internet Availability of Proxy Materials (the “Notice”) for the fiscal year ended May 31, 2026. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, and a form of proxy card or voting instruction card. It is very important that your shares are represented and voted at the Annual Meeting. As explained in further detail in the Notice, your shares may be voted via a toll-free telephone number, on the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided. Your proxy card will not be used if you are present at the Annual Meeting and prefer to vote in person, or if you revoke your proxy.

By Order of the Board of Directors

/s/ Wes Cummins
Wes Cummins
Chairman of the Board of Directors

September 25, 2026

Menlo Park, CA

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2026

The Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended May 31, 2026 are available free of charge on our website at www.chronoscale.com, at www.proxyvote.com, and at the SEC’s website at www.sec.gov.

If you have any questions or require any assistance in voting your shares, please call:

1-800-690-6903

PROXY STATEMENT

i

CHRONOSCALE HOLDINGS CORPORATION

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) of ChronoScale Holdings Corporation (collectively, “we,” “us,” “our” or the “Company”) to be held on November 6, 2026, at 12:00 p.m., Eastern Time. The Annual Meeting will be held virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/CHRN2026 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials.

Proxies for the Annual Meeting are being solicited by the Board of Directors of the Company (the “Board”). This Proxy Statement is first being made available to stockholders on or about September 25, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 6, 2026.

Our proxy materials, including our Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended May 31, 2026, and proxy card are available on the Internet at www.proxyvote.com, and at the SEC’s website at www.sec.gov. Under the Securities and Exchange Commission (the “SEC”) rules, we are pleased to take advantage of notice and access and to furnish proxy materials to our stockholders over the Internet.

What was the structure of the Company immediately following the Business Combination?

Immediately after the Business Combination (as defined below), we operated our business through two wholly-owned subsidiaries: ChronoScale Corporation, a Nevada corporation (f/k/a Applied Digital Cloud Corporation, a Nevada corporation) (“Cloud”), and Ekso Bionics, Inc., a Delaware corporation (“Legacy Ekso”). Following the Holding Company Transaction (as defined and described below), Applied Digital Cloud Corporation changed its name to ChronoScale Corporation. All references to “Cloud” prior to the Holding Company Transaction are to Applied Digital Cloud Corporation and after the Holding Company Transaction, to ChronoScale Corporation. Through Cloud, we have been providing cloud services to customers at third-party colocation centers located in Colorado, Minnesota and Utah, such as artificial intelligence and machine learning developers, seeking to develop their advanced products (the “Cloud Business”). Customers pay a fixed rate in exchange for an energized space supported by Cloud-provided equipment. Through Legacy Ekso, we design, develop, and market exoskeleton and complementary products that augment human strength, endurance, and mobility (the “Legacy Ekso Business”).

What impact has the Holding Company Transaction had on the structure of the Company?

On July 1, 2026, ChronoScale Corporation completed a holding company formation transaction (the “Holding Company Transaction”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 1, 2026, by and among ChronoScale Corporation, ChronoScale Holdings Corporation (“ChronoScale Holdings”), and CHRN Merger Sub Inc. (“Merger Sub”). The Holding Company Transaction was effected as a corporate restructuring under Section 92A.134 of the Nevada Revised Statutes, which did not require stockholder approval. As part of the Holding Company Transaction, ChronoScale Corporation contributed all of the outstanding equity interests of its wholly-owned subsidiary, Cloud, to ChronoScale Holdings pursuant to a contribution agreement, resulting in Cloud becoming a direct, wholly-owned subsidiary of ChronoScale Holdings. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into ChronoScale Corporation, with ChronoScale Corporation continuing as the surviving corporation and a wholly-owned direct subsidiary of ChronoScale Holdings. As a result of the Holding Company Transaction, ChronoScale Holdings became the public company parent of, and the successor issuer to, ChronoScale Corporation, and ChronoScale Corporation subsequently converted from a Nevada corporation to a Nevada limited liability company and changed its name to “ChronoScale Intermediate LLC.” The holding company structure better reflects our individual operating businesses, allows for and can accommodate future growth from internal operations and generally provides for greater administrative and operational flexibility. Each stockholder of ChronoScale immediately prior to the effective time of the Holding Company Transaction owned, immediately after the effective time, shares of ChronoScale Holdings common stock and/or shares of ChronoScale Holdings preferred stock, as applicable, in the same amounts and percentages as such stockholder owned in ChronoScale immediately prior to the effective time and each such share of ChronoScale Holdings common stock and/or shares of ChronoScale Holdings preferred stock, as applicable, has the exact same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions as such stockholder owned in ChronoScale immediately prior to the effective time.

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Following the Holding Company Transaction, Applied Digital Cloud Corporation changed its name to ChronoScale Corporation. All references to “Cloud” prior to the Holding Company Transaction are to Applied Digital Cloud Corporation and after the Holding Company Transaction, to ChronoScale Corporation. As such, we continue to operate our business through two distinct business segments – the Cloud Business, which we now operate through ChronoScale Corporation, and the Legacy Ekso Business, which we continue to operate through Legacy Ekso, each of which is a direct or indirect wholly-owned subsidiary of ChronoScale Holdings.

What is our Cloud Business?

Through Cloud (n/k/a ChronoScale Corporation), we have been providing and continue to provide cloud services to customers at third-party colocation centers located in Colorado, Minnesota and Utah, such as artificial intelligence and machine learning developers, seeking to develop their advanced products. Customers pay a fixed rate in exchange for an energized space supported by Company-provided equipment. For more details on our Cloud Business, please refer to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2026 (the “Annual Report”).

What is our Legacy Ekso Business?

Through Legacy Ekso, we design, develop, and market exoskeleton and complementary products that augment human strength, endurance, and mobility. On May 29, 2026, our Board of Directors (the “Board”) committed to a plan to divest the Legacy Ekso Business and focus our future operations solely on our Cloud Business, which plan was publicly announced on June 4, 2026. We expect to complete the divestiture of Legacy Ekso during fiscal year 2027. As such, our Legacy Ekso Business has been designated as “held for sale” and “discontinued operations” in our consolidated audited financial statements included in the Annual Report.

Unless the context otherwise requires, references to “we,” “us,” “our,” and the “Company” refer to Ekso Bionics Holdings, Inc. prior to the Business Combination, ChronoScale Corporation following the Business Combination and ChronoScale Holdings following the Holding Company Transaction.

About the Annual Meeting

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect eight director nominees to serve as directors until the next annual meeting of stockholders (“Proposal 1”);
●	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2027 (“Proposal 2”);
●	To approve, in an advisory (non-binding) vote, the compensation of our named executive officers as disclosed in the Proxy Statement (“Proposal 3”);
●	To ratify certain Restricted Stock Awards granted to our non-employee directors under the 2026 Plan (as defined in this Proxy Statement) (“Proposal 4”);
●	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 5”); and
●	To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

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What are the Board’s recommendations?

Our Board believes that the (i) election of the director nominees identified herein, (ii) ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending May 31, 2027, (iii) compensation of our named executive officers as described in this Proxy Statement, (iv) ratification of certain Restricted Stock Awards granted to our non-employee directors under the 2026 Plan, and (v) approval to adjourn the Annual Meeting to a later date or dates, in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR each of the foregoing proposals. If you are a stockholder of record as of September 10, 2026 (the “Record Date”) and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Each share of common stock is entitled to one vote on each proposal. As of the Record Date, we had 145,637,452 shares of common stock outstanding.

Who can attend the meeting?

All stockholders of record at the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting.

Attendance at the Annual Meeting shall be solely via the Internet at www.virtualshareholdermeeting.com/CHRN2026 using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.

The live webcast of the Annual Meeting will begin promptly at 12:00 p.m., Eastern Time on November 6, 2026. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing on or about, September 25, 2026. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/CHRN2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources, and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of at least two-thirds (66 2/3%) in voting power of the then outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting.

Abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

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How do I vote?

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions.

Vote on the Internet

If you are a stockholder of record, you may submit your vote via the internet by following the instructions provided in your Notice. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting facilities will be available on or about September 25, 2026 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 5, 2026.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing the telephone number shown on your Notice. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available on or about September 25, 2026 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on November 5, 2026.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m., Eastern Time, on November 5, 2026.

Voting at the Annual Meeting

You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/CHRN2026. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

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What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;
●	submitting a later-dated vote by telephone or on the Internet;
●	sending in another duly executed proxy bearing a later date; or
●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

Assuming that a quorum is present, the following votes will be required:

●	With respect to Proposal 1, directors are elected by a majority of the votes cast. As a result, withhold votes, if any, and broker non-votes (see below), if any, will not affect the outcome of this proposal.
●	With respect to Proposal 2, the ratification of the independent registered public accounting firm, a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 2. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.
●	With respect to Proposal 3, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, a majority of the votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 3. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.
●	With respect to Proposal 4, ratification of certain Restricted Stock Awards granted to our non-employee directors under the 2026 Plan, a majority of the votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 4. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.
●	With respect to Proposal 5, the approval of the adjournment of the Annual Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, a majority of the votes cast at the Annual Meeting, whether in person or represented by proxy, is required to approve Proposal 5. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described below, no broker non-votes will occur on this proposal.
●	With respect to any other matter that may properly come before the Annual Meeting, a majority of the votes cast by holders of our common stock, whether in person or represented by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

As used in this Proxy Statement and as defined in our Amended and Restated Bylaws, the term “majority of votes cast” means that the number of votes cast “for” a nominee or proposal exceeds the number of votes cast “against” such nominee or proposal.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

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What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” under Rule 452 of the New York Stock Exchange, which governs all brokers (including those holding Nasdaq-listed securities), which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine.” The determination of which proposals are deemed “routine” versus “non-routine” may not be made until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received voting instructions with respect to such matter from the beneficial owner.

Proposal 1, the election of directors, Proposal 3, the advisory vote on executive compensation, and Proposal 4, ratification of certain Restricted Stock Awards granted to our non-employee directors under the 2026 Plan, are generally not or may not be considered to be “routine” matters by the New York Stock Exchange and banks or brokers are not or may not be permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposals 1, 3, and 4. Under the applicable rules governing such brokers, we believe Proposal 2, to ratify the appointment of CBIZ as our independent registered public accounting firm, and Proposal 5, to approve the adjournment of the Annual Meeting to the extent there are insufficient proxies at the Annual Meeting to approve any of the foregoing proposals, are likely to be considered “routine” items. Therefore, a bank or broker may be able to vote on Proposals 2 and 5 even if it does not receive instructions from you, so long as it holds your shares in its name.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Do we provide for Electronic Delivery of Proxy Materials?

Pursuant to rules adopted by the SEC, we provide access to the proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders owning shares of our common stock as of the Record Date on or about September 25, 2026. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, and a form of proxy card or voting instruction card. In addition, the Notice will provide stockholders with instructions on how to request to receive proxy materials in printed form by mail or by e-mail on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message each successive year with instructions containing a link to those materials and a link to the proxy voting website.

Our proxy materials are also available free of charge on our website at www.chronoscale.com, at www.proxyvote.com, and at the SEC’s website at www.sec.gov.

How can I find the result of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K within 4 business days of the Annual Meeting, which will be posted on our website at www.chronoscale.com, under “Investors” and at the SEC’s website at www.sec.gov.

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PROPOSAL 1

ELECTION OF DIRECTORS

In connection with the Closing, immediately prior to the Closing and effective as of the Closing Date, the following directors tendered their resignations from the Board and each committee of the Board on which each such director respectively served: Mary Ann Cloyd, Corinna Lathan, Ph.D., Charles Li, Ph.D., and Deborah Lafer Scher, which resignations were not the result of any disagreements with the Company or its management relating to the Company’s operations, policies or practices.

Effective upon the Closing, on May 5, 2026, the size of the Board was increased to seven members and the Board was reconstituted as follows: Wes Cummins (Chairman), Ella Benson, Ying Cenly Chen (our Chief Executive Officer), William M. Clancy, Scott G. Davis, Douglas Miller and Richard Nottenburg. In addition, on June 29, 2026, the Board increased the size of the Board from seven to eight members and appointed Andrew Schaap to serve as a member of the Board to fill the resulting vacancy, effective as of June 29, 2026.

Our Board, upon recommendation of our Nominating and Governance Committee, has nominated Wes Cummins, Ying Cenly Chen, Richard Nottenburg, Ella Benson, Douglas Miller, William M. Clancy, Scott G. Davis, and Andrew Schaap for election as directors of the Board.

Our Amended and Restated Bylaws (“Bylaws”) permit the Board to set the size of the Board, having at least one or more members. Our Board currently consists of eight directors, each of whom is being nominated for reelection at the Annual Meeting.

Each of our current directors serves until the next annual meeting of our stockholders or the earlier death, resignation or removal of such director. Despite the expiration of a director’s term, however, the director shall continue to serve until such director’s successor is elected and qualified or until there is a decrease in the number of directors.

Our Bylaws provide that directors will be elected by a majority of the votes cast, provided, however, if it is a contested election, the directors will be elected by a plurality of the votes cast.

As discussed below, we believe that each of our director nominees possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees were nominated because each is of high ethical character, is highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Each director nominee’s principal occupation and other pertinent information about such director’s particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director, appears on the following pages. There are no family relationships between any of our directors or executive officers.

Nominees for Election Until the Next Annual Meeting

The following table sets forth the name, age, position and tenure of each of the nominees at the Annual Meeting:

Name	Age	Position(s) Held With ChronoScale Holdings Corporation	Period of Service
Wes Cummins	49	Chairman of the Board	May 2026 to Present
Ying Cenly Chen	50	Chief Executive Officer, Director	May 2026 to Present
Richard Nottenburg	72	Director	May 2026 to Present
Ella Benson	42	Director	May 2026 to Present
Douglas Miller	69	Director	May 2026 to Present
William M. Clancy	63	Director	May 2026 to Present
Scott G. Davis	57	Director	December 2022 to Present
Andrew Schaap	53	Director	June 2026 to Present

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Wes Cummins

Mr. Cummins has served as the Chairman of the Board since May 5, 2026. Mr. Cummins has served as a member of Applied Parent’s board of directors from 2007 until 2020 and from March 11, 2021, through present. During that time Mr. Cummins also served in various executive officer positions and he is currently serving as the Chairman of Applied Parent’s board of directors and as Applied Parent’s Chief Executive Officer. Mr. Cummins is also the founder and Chief Executive Officer of 272 Capital LP (“272 Capital”), a registered investment advisor. Prior to founding 272 Capital and starting Applied Parent’s operating business, Mr. Cummins was an analyst with Nokomis Capital, L.L.C., an investment advisory firm, a position he held from October 2012 until February 2020. Mr. Cummins also served as President of B. Riley & Co. from 2002 to 2011. Mr. Cummins also serves as a member of the board of directors of Sequans Communications S.A. (NYSE: SQNS), a fabless designer, developer and supplier of cellular semiconductor solutions for massive, broadband and critical Internet of Things (IoT) markets. Mr. Cummins served on the board of directors of Telenav (NASDAQ: TNAV) from August 2016 until February 2021. Mr. Cummins also served on the board of directors of Vishay Precision Group, Inc. (NYSE: VPG) from July 2017 to June 2024. He holds a BSBA from Washington University in St. Louis where he majored in finance and accounting. The Board has concluded that Mr. Cummins is well-qualified to serve on the Board because of his business and leadership experience.

Ying Cenly Chen

Ms. Chen has served as a director on the Board and as the Company’s Chief Executive Officer since May 5, 2026. Previously, Ms. Chen was employed by Super Micro Computer, Inc. (Nasdaq: SMCI) located in San Jose, CA from March 2008 to April 2026 and held various executive positions at SMCI since September 2015, including most recently as Chief Growth Officer, Senior Vice President & Managing Director from October 2023 to April 2026. She also served as Director of Enterprise Business at Global Crossing from February 2003 to March 2004. Ms. Chen holds a Bachelor of Science from Fudan University. The Board has concluded that Ms. Chen is well-qualified to serve on the Board because of her substantial executive leadership and business experience.

Richard Nottenburg

Dr. Nottenburg has served as a director on the Board since May 5, 2026. Since June 2021, Dr. Nottenburg has served as a member of the board of directors of Applied Parent, including serving on the board’s Audit Committee. Dr. Nottenburg is also the Chair of Applied Parent’s Compensation Committee of the board. Dr. Nottenburg is Executive Chairman of NxBeam Inc., which designs and builds leading proprietary mmWave ICs and radio products to power the next generation of satellite and terrestrial communication networks. He is also a member of the board of directors of Sequans Communications S.A. (NYSE: SQNS), a leading developer and provider of 5G and 4G chips and modules for massive, broadband and critical IoT applications where he serves on both the audit and compensation committees. Previously, Dr. Nottenburg was on the board of directors of Verint Systems Inc. (NASDAQ: VRNT), a customer engagement company from July 2011 through December 2025. He also served as President and Chief Executive Officer and a member of the board of directors of Sonus Networks, Inc., a communications company from 2008 through 2010. From 2004 until 2008, Dr. Nottenburg was an officer with Motorola, Inc., ultimately serving as its Executive Vice President, Chief Strategy Officer and Chief Technology Officer. Dr. Nottenburg holds a BSEE from New York University - Polytechnic School of Engineering, a master’s degree in electrical engineering from Colorado State University, and a PhD in electrical engineering from Ecole Polytechnique Fédérale de Lausanne. The Board has concluded that Dr. Nottenburg is well-qualified to serve on the Board because of his industry expertise and board experience at publicly traded companies.

Ella Benson

Ms. Benson has served as a director on the Board since May 5, 2026. Since May 2024, Ms. Benson has served as a member of Applied Parent’s board of directors where she is also the Chairperson of the Nominating and Governance Committee. Ms. Benson brings over a decade of experience in financial services and is a Director at Oasis Management Co., Ltd. (“Oasis”). She has substantial experience working with public companies undergoing strategic transitions. Ms. Benson served on the board of directors of Stratus Properties Inc. (NASDAQ: STRS) from 2017 to 2020. Prior to joining Oasis in 2013, Ms. Benson was an analyst at GAM Investments, an independent asset management firm, from 2009 to 2013. Ms. Benson holds a Bachelor of Business Administration in Finance from the McCombs School of Business at the University of Texas at Austin. The Board has concluded that Ms. Benson is well-qualified to serve on the Board because of her substantial experience working with public companies undergoing strategic transitions.

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Douglas Miller

Mr. Miller has served as a director on the Board since May 5, 2026. Mr. Miller has served as a member of the board of directors of four public companies over the past nine years: Applied Parent from April 2021 to present, Telenav, Inc., a wireless application developer specializing in personalized navigation services (“Telenav”) (NASDAQ: TNAV) from July 2015 to February 2021, CareDx, Inc., a medical company (“CareDx”) (NASDAQ: CDNA) from July 2016 to May 2017, and Procera Networks, Inc., a technology company (“Procera”) (NASDAQ: PKT) from May 2013 to June 2015. He has chaired the Audit Committee for Telenav, CareDx, and Procera, and has also served as a Lead Independent Director and as chair or committee member on Compensation, Nominating and Governance and Special committees. Prior to his roles as board member, Mr. Miller served as Senior Vice President, chief financial officer and treasurer of Telenav, Inc., from 2006 to 2012. From 2005 to 2006, Mr. Miller served as vice president and chief financial officer of Longboard, Inc., a privately held provider of telecommunications software. Prior to that, from 1998 to 2005, Mr. Miller held various management positions, including senior vice president of finance and chief financial officer, at Synplicity, Inc., a formerly-publicly traded electronic design automation company. Mr. Miller also served as chief financial officer of 3DLabs, Inc., a publicly held graphics semiconductor company, and as an audit partner at Ernst & Young LLP, a professional services organization. Mr. Miller was a certified public accountant (inactive). He holds a B.S.C. in Accounting from Santa Clara University. The Board has concluded that Mr. Miller is well-qualified to serve on the Board because of his business experience and board experience at publicly traded companies.

William M. Clancy

Mr. Clancy has served as a director on the Board since May 5, 2026. Mr. Clancy has served as the Executive Vice President and Chief Financial Officer of Vishay Precision Group, Inc. (NYSE: VPG), an industry-leader in the manufacture of specialized sensors, weighing solutions, and measurement systems based on precision foil technology, since November 2009. Previously, Mr. Clancy was Corporate Controller of Vishay Intertechnology from 1993 until November 2009. He became a Vice President of Vishay Intertechnology in 2001 and a Senior Vice President of Vishay Intertechnology in 2005. Mr. Clancy served as Corporate Secretary of Vishay Intertechnology from 2006 to 2009. From June 2000 until May 2005 Mr. Clancy served as the principal accounting officer of Siliconix, Inc., a semiconductor company, prior to its acquisition by Vishay Intertechnology. Mr. Clancy had been employed by Vishay Intertechnology since 1988. Mr. Clancy is a licensed CPA in Pennsylvania. Mr. Clancy holds a Bachelor of Science in Business Administration, Accounting and Finance from La Salle University. The Board has concluded that Mr. Clancy is well-qualified to serve on the Board because of his business and leadership experience.

Scott G. Davis

Mr. Davis has served as the Chief Executive Officer of Ekso Bionics, Inc. (a wholly owned subsidiary of the Company) since May 5, 2026 and as a member of the Board since December 2022. Mr. Davis previously served as the Company’s Chief Executive Officer from December 2022 through May 5, 2026. Previously, Mr. Davis served as the Company’s President and Chief Operating Officer from January 2022 through December 2022 after first serving as Executive Vice President of Strategy and Corporate Development from April 2021 through January 2022. Mr. Davis has more than two decades of worldwide leadership success in fast growing high-tech companies. Prior to joining the Company, from December 2018 through March 2021, Mr. Davis served as Chief Executive Officer of Globalmatix, Inc., a disruptive Internet of Things connected telematics solution provider, and from January 2017 through December 2018, he served as Senior Vice President of Strategy for GetWireless, LLC, a telecommunications equipment provider. From 2015 through 2020, he provided C-level consulting services assisting on scalability, process improvement, business development, M&A support and go-to-market strategy as President of SGD Executive Services LLC, a consulting firm. From 2007 through 2015, Mr. Davis served as Vice President of Global Sales Enterprise Solutions for Sierra Wireless, Inc. (Nasdaq: SWIR), a wireless communications equipment designer. Mr. Davis has a B.S. in Business Administration from Bloomsburg University. The Board has concluded that Mr. Davis is well-qualified to serve on the Board because of many years of executive leadership experience and his extensive operational and sales background.

Andrew Schaap

Mr. Schaap has served as a director on the Board since June 29, 2026. Mr. Schaap has served as Chief Executive Officer of Aligned Data Centers, a data center infrastructure company, since 2017. Prior to joining Aligned Data Centers, Mr. Schaap was at Digital Realty Trust, Inc. (NYSE: DLR), a data center real estate investment trust, from 2006 to June 2017 where he served as Senior Vice President and led global client-driven development projects and international transactions, including in the Asia-Pacific region. Earlier in his career, Mr. Schaap held executive positions at Sterling Network Services and Sysix Technologies. Mr. Schaap currently serves on the boards of DC Delta and Aligned Data Centers and on the Infrastructure Masons Advisory Council. He also serves as an advisor to the Southern Methodist University Lyle School of Engineering. Mr. Schaap holds a B.A. in Business Administration and Marketing from Cornerstone University and has completed executive programs in negotiation and management training at Harvard University. The Board has concluded that Mr. Schaap is well-qualified to serve on the Board because of his extensive executive leadership experience and expertise in data center and digital infrastructure businesses.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, directors are elected by a majority of the votes cast. As a result, withhold votes and broker non-votes, if any, will not affect the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines on June 29, 2026, which pertain to our Board’s role within the Company and its composition, Board meetings, Board committees, performance evaluation of directors and officers, and Company-wide communication. Specific guidelines include the following:

●	A majority of the directors on the Board should be “independent directors” consistent with definitional guidance provided by the Nasdaq Listing Rules;
●	The Board has three standing committees as mandated by the Nasdaq Listing Rules-an Audit Committee, a Compensation Committee and a Nominating and Governance Committee;
●	As provided for in the Company’s Bylaws, the Board may add other standing or ad hoc committees as it deems advisable; the Board has established a Related Party Transactions Committee;
●	Each member of the Audit, Compensation and/or Nominating and Governance Committees shall be “independent” under the Nasdaq Listing Rules and shall be otherwise qualified for membership in accordance with the relevant committee’s charter;
●	The Board selects director nominees to stand for election and re-election by the Company’s stockholders and may also fill Board vacancies and newly created directorships upon recommendations from the Nominating and Governance Committee;
●	The Board evaluates each candidate in the context of Board composition as a whole, and seeks to align Board composition with the Company’s strategic needs while considering relevant industry and business experience, leadership and director experience, and diversity;
●	The roles of the Chair and Chief Executive Officer may be held by separate individuals or may be held by the same individual, and if the serving Chair does not qualify as independent, the independent directors may select from among themselves a Lead Independent Director;
●	Each director must obtain Board approval prior to taking on any significant additional commitment, including, but not limited to, service on the board of directors of another for-profit company;
●	All directors may only serve on three other public company boards (four public company boards in total);
●	A director who experiences a significant change in his or her principal business, professional position, employment or responsibility shall offer his or her resignation from the Board;
●	Each director is expected to disclose any existing or proposed relationships or transactions that involve or could give rise to a conflict of interest, and shall accordingly recuse himself or herself from Board discussions if requested to do so;
●	Directors have an affirmative duty to protect and hold confidential all non-public information (whether or not material to the Company) entrusted to or obtained by a director by reason of his or her position as a director of the Company;
●	Four Board meetings are calendared in advance for each year, with additional regular or special meetings held as circumstances warrant as determined by the Chair in consultation with the Lead Independent Director (if any), the Chief Executive Officer and, as appropriate, the members of the Board;
●	Directors who attend fewer than 75% of regular and special meetings combined will be contacted by the Chair (or Lead Independent Director, if any) to discuss the circumstances and whether continued Board service is appropriate;
●	Each regular meeting of the Board shall include an executive session at which no employee directors or other employees are present, presided over by the Chair; if an independent director, or, in the absence of an independent Chair, the Lead Independent Director;
●	The Board evaluates its performance and the performance of its committees on an annual basis through an evaluation process administered by the Nominating and Governance Committee;
●	The Compensation Committee determines the criteria by which the Chief Executive Officer is evaluated and conducts a review, at least annually, of the performance of the Chief Executive Officer;
●	The Nominating and Governance Committee reports to the Board periodically on executive officer succession planning and leadership development processes;
●	As a general matter, the Chief Executive Officer (and senior executives to whom the Chief Executive Officer further delegates) has authority to speak for the Company on most matters related to Company performance, operations and strategy; and
●	Stockholders shall have reasonable access to directors at annual meetings of stockholders and an opportunity to communicate directly with directors on appropriate matters.

Certain of these guidelines are discussed in greater detail below.

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Board Leadership Structure

Our Board does not currently have a policy as to whether the role of Chairman of the Board and the Chief Executive Officer should be separate. Our Board believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman of the Board and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. Currently, Ying Cenly Chen is our Chief Executive Officer and Wes Cummins is the Chairman of the Board.

Board of Directors Composition

Each year, our Nominating and Governance Committee reviews, with the Board, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates, our Nominating and Governance Committee considers factors including, without limitation, an individual’s character, integrity, judgment, potential conflicts of interest, other commitments, and diversity. While we have no formal policy regarding board diversity for our Board as a whole nor for each individual member, the Nominating and Governance Committee does consider such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Board of Directors Meetings

Our Board met twelve (12) times during the fiscal year ended December 31, 2025 and met four (4) times during the Transition Period (as defined below). Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on the Board and such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All directors serving on the Board at the time of the 2025 Annual Meeting attended the meeting.

Director Independence

As of the Closing, the Company qualified as a “controlled company” under the Nasdaq Listing Rules because following the Business Combination more than 50% of the voting power of its common stock is owned by Contributor, a wholly-owned subsidiary of Applied Parent. As a “controlled company,” the Company is entitled to rely on certain exemptions from the corporate governance requirements of The Nasdaq Stock Market LLC (the “Nasdaq Stock Market”), including:

●	the requirement that a majority of the Board consists of independent directors;
●	the requirement that its director nominees be selected or recommended for the Board’s selection by a majority of the Board’s independent directors in a vote in which only independent directors participate or by a nominating committee comprised solely of independent directors, in either case, with board resolutions or a written charter, as applicable, addressing the nominations process and related matters as required under the federal securities laws; and
●	the requirement that its compensation committee be composed entirely of independent directors with a written charter addressing the compensation committee’s purpose and responsibilities.

Although as a controlled company, as described above, we are not required to comply with the Nasdaq Listing Rules for the majority of members of the Board to be independent, we have elected not to rely upon this exemption. Under the Nasdaq Listing Rules, a majority of the members of the board of directors must qualify as “independent,” as affirmatively determined by the board of directors and a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Ms. Benson, Mr. Clancy, Mr. Miller, Dr. Nottenburg, and Mr. Schaap qualifies as “independent directors” as defined by the Nasdaq Listing Rules and therefore, the Board is comprised of a majority of independent directors.

In addition, the Nasdaq Listing Rules require that all the members of the Audit Committee and Compensation Committee be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Compensation committee members must also satisfy the independence criteria established by the Nasdaq Listing Rules in accordance with Rule 10C-1 under the Exchange Act. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, among other qualifications, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Our Board has reviewed its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Ms. Benson, Mr. Clancy, Mr. Miller, Dr. Nottenburg, and Mr. Schaap does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Listing Rules and the SEC.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Related Party Transactions Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each committee operates under a written charter approved by our Board that satisfies the applicable rules of the SEC and Nasdaq Listing Rules. A copy of each committee’s charter is posted in the Investors section of our website. Membership of each committee is shown in the following table.

	Audit Committee	Compensation Committee	Nominating and Governance Committee	Related Party Transactions Committee
Wes Cummins
Ying Cenly Chen
Richard Nottenburg		▲
Ella Benson	●		▲
Douglas Miller		●	●
William M. Clancy	▲			▲
Scott G. Davis
Andrew Cordell Schaap	●			●

▲ Chair ● Member

Audit Committee

Our Audit Committee is comprised of Mr. Clancy, Ms. Benson and Mr. Schaap. Mr. Clancy is the chairperson of our Audit Committee. Each Audit Committee member meets the requirements for independence under the current Nasdaq Listing Rules and Rule 10A-3 under the Exchange Act. Mr. Clancy qualifies as an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our Audit Committee and our Board. Each member of our Audit Committee is financially literate. Our Audit Committee is directly responsible for, among other things:

●	selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
●	ensuring the independence of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
●	considering the adequacy of our internal controls and internal audit function;
●	inquiring about significant risks, reviewing our policies for risk assessment and risk management, including cybersecurity risks, and assessing the steps management has taken to control these risks;
●	reviewing and overseeing our policies related to compliance risks;
●	reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
●	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Our Audit Committee operates pursuant to a charter that is available in the Investors section of our website: www.chronoscale.com. Our Audit Committee met four (4) times during the fiscal year ended December 31, 2025 and met two (2) times during the Transition Period (as defined below).

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Compensation Committee

Our Compensation Committee is comprised of Dr. Nottenburg and Mr. Miller. Dr. Nottenburg is the chairperson of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Listing Rules. Each member of this committee is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving, or recommending that our Board approve, the compensation and the terms of any compensatory agreements of our chief executive officer and our executive officers;
●	reviewing and recommending to our Board the compensation of our non-employee directors;
●	administering our stock and equity incentive plans;
●	reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans;
●	establishing our overall compensation philosophy;
●	reviewing and approving policies with respect to the recovery or “clawback” of erroneously paid compensation and monitoring compliance therewith; and
●	periodically reviewing and assessing executive officer succession plans.

Our Compensation Committee operates pursuant to a charter that is available on the Investors section of our website: www.chronoscale.com. Our Compensation Committee met four (4) times during the fiscal year ended December 31, 2025 and met once during the Transition Period.

Nominating and Governance Committee

Our Nominating and Governance Committee is comprised of Ms. Benson and Mr. Miller. Ms. Benson is the chairperson of our Nominating and Governance Committee. The composition of our Nominating and Governance Committee meets the requirements for independence under the Nasdaq Listing Rules. Our Nominating and Governance Committee is responsible for, among other things:

●	identifying and recommending candidates for membership on our Board;
●	recommending directors to serve on board committees;
●	reviewing and recommending our corporate governance guidelines and policies;
●	reviewing succession plans for senior management positions, including the chief executive officer;
●	reviewing and granting proposed waivers of the code of business conduct and ethics for directors and executive officers, and reviewing proposed waivers for other employees (with waivers for other employees to be granted by the General Counsel or designee);
●	evaluating, and overseeing the process of evaluating, the performance of our Board and individual directors; and
●	advising our Board on corporate governance matters.

Our Nominating and Governance Committee operates pursuant to a charter that is available on the Investors section of our website: www.chronoscale.com. Our Nominating and Governance Committee met once during the fiscal year ended December 31, 2025 and did not meet during the Transition Period.

Related Party Transactions Committee

On June 29, 2026, our Board created our Related Party Transactions Committee, which is comprised of Mr. Clancy and Mr. Schaap, with Mr. Clancy serving as chairperson. Each member of the Related Party Transactions Committee meets the requirements for independence under the Nasdaq Listing Rules and qualifies as a “disinterested director” under NRS §78.140. The committee is responsible for, among other things:

●	review, evaluate, and approve or ratify Related Party Transactions related to Applied Parent;
●	oversee the Company’s policies and procedures with respect to such Related Party Transactions, including the Company’s compliance with the Related Party Transactions Policy and with applicable legal and regulatory requirements, including disclosure obligations under applicable listing and securities laws and regulations; and seeking to ensure that such transactions are conducted on terms that are fair to, and in the best interests of, the Company, in each case in accordance with applicable law and the rules and regulations of any securities exchange on which the Company’s securities are listed,
●	exercise such other powers and authority as are set forth in a charter of the Related Party Transactions Committee of the Board; and
●	exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board.

Our Related Party Transactions Committee did not meet during the Transition Period.

Board and Committee Self-Evaluation and Refreshment

Our Board conducts annual self-evaluations to assess the effectiveness of the Board and its Committees. These annual self-evaluations are overseen by the Nominating and Governance Committee and are designed to enhance the overall effectiveness of the Board and each Committee and identify areas of potential improvement. They include written questionnaires that solicit feedback from the Board and Committee members on a range of topics, including the Committees’ roles, structure and composition; the extent to which the mix of skills, experience and other attributes of the individual directors is appropriate for the Board and each Committee; the scope of duties delegated to the Committees, including the allocation of risk assessment between the Board and its Committees; interaction with management; information and resources; the adequacy of open lines of communication between directors and members of management; the Board and Committee meeting process and dynamics; and follow-through on recommendations developed during the evaluation process.

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Following the annual self-assessments, the Nominating and Governance Committee discusses areas for potential improvement with the Board and/or relevant Committees and, if necessary, identifies steps required to implement these improvements. Director suggestions for improvements to the evaluation questionnaires and process are considered for incorporation for the following year. As part of the Nominating and Governance Committee’s discussion and evaluation of areas for improvement, board refreshment, including the commitment to have a balanced Board with diversity of skills and experience, is a topic that is considered.

The Nominating and Governance Committee and the Board regularly review Board composition to consider succession related factors, skill sets, diversity and balance. The Company is committed to seeking diversity and balance on our Board with directors of race, gender, geography, thoughts, viewpoints, backgrounds, skills, experience and expertise. In conducting director searches, our Nominating and Governance Committee considered the leadership, technical skills and operational experience that we believed would address the Board’s then current needs.

Stockholder Nominations for Directorships

All stockholder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our Bylaws.

Board Leadership Structure and Role in Risk Oversight

Our Board is primarily responsible for overseeing our risk management processes. Our Board, as a whole, determines our appropriate level of risk, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, the committees of our Board support our Board in discharging its oversight duties and address risks inherent in their respective areas. The Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our procedures and related policies with respect to risk assessment and risk management. Our Audit Committee also reviews matters relating to compliance, cybersecurity, export controls, and security and reports to our Board regarding such matters. The Compensation Committee reviews risks and exposures associated with compensation plans and programs. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

The Board oversees the Company’s risk management framework, including cybersecurity risks. The Company’s cybersecurity governance program is designed to address both (i) the physical security, availability, operational integrity, and resilience of its hosted infrastructure environment and (ii) cybersecurity risks affecting the Company’s corporate information technology, business systems, data, and administrative operations. The Board receives periodic updates regarding the Company’s cybersecurity program, significant cybersecurity risks, emerging threat trends, material incidents, and management’s efforts to assess and mitigate cybersecurity risks.

The Audit Committee assists the Board in its oversight of cybersecurity and technology-related risks and receives regular reports regarding the effectiveness of the Company’s cybersecurity risk management activities, cybersecurity risk exposure, incident preparedness, control enhancements, and significant cybersecurity matters.

Management is responsible for implementing and maintaining our cybersecurity risk management program. Cybersecurity oversight is led by the Company’s Head of Security, together with members of senior management responsible for technology operations, risk management, legal, and compliance functions. These individuals possess experience in cybersecurity, technology operations, risk management, incident response, and regulatory compliance and are responsible for assessing cybersecurity risks, implementing security controls, coordinating incident response activities, and overseeing cybersecurity risk mitigation efforts across the organization.

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Our security lead reports to the Chief Technology Officer (“CTO”) or, if the CTO position is vacant, another individual designated by the Board, and has direct reporting and escalation responsibilities to the Audit Committee and the full Board with respect to significant cybersecurity matters. The CTO provides regular updates to the Audit Committee and the Board concerning the Company’s cybersecurity posture, key risks, control enhancements, incident response readiness, threat landscape developments, and material cybersecurity incidents or vulnerabilities.

Management regularly reviews cybersecurity risks, security metrics, ongoing risk mitigation activities, and incident response preparedness. Significant cybersecurity matters are escalated to executive leadership, the Audit Committee, and the Board, as appropriate, based on the nature and significance of the risk or incident.

Stockholder Communications

Stockholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the attention of one or more members of the Board, or to the Board collectively, at our corporate office located at 2440 Sand Hill Road, Suite 400, Menlo Park, CA 94025. A stockholder communication must include a statement that the author of such communication is a beneficial or record owner of our common stock. Our Corporate Secretary will review all communications meeting the requirements discussed above and will remove any communications relating to (1) the purchase or sale of products or services, (2) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (3) any other communications that the Corporate Secretary deems, in his or her reasonable discretion, unrelated to our business.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. The full text of our code of business conduct and ethics is posted on the Investors section of our website: www.chronoscale.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of these provisions, on our website or in public filings.

Insider Trading Policy

We have an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, and employees, as well as their family members and controlled entities. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, filed with the SEC on August 19, 2026.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its common stock to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the common stock failed to comply with Section 16(a) reporting requirements during the fiscal year ended December 31, 2025 and the Transition Period, except as follows: (i) Daniel Asher, the beneficial owner of our shares held by DBA Trading, LLC, a former 10% holder of our common stock, filed late a Form 4 reporting multiple transactions occurring from February 6, 2026 to February 12, 2026; and (ii) each of Mr. Jones and Mr. Wong filed late a Form 4 reporting transactions that occurred on March 16, 2026.

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EXECUTIVE OFFICERS

The below current Executive Officers are employed by Cloud, our wholly owned operating subsidiary, and provide services to us. References in this section to employment with, or compensation paid by, the Company include employment by and compensation paid by Cloud, as applicable.

Our executive officers and their ages as of the date of this filing are set forth below. Our executive officers are elected by, and serve at the discretion of, our Board.

Name	Age	Position(s) Held With ChronoScale Holdings Corporation	Period of Service
Ying Cenly Chen	50	Chief Executive Officer, Director	May 2026- Present
Jerome Wong	53	Chief Financial Officer	October 2022- Present
Rajasekar Jegannathan	42	Chief Technology Officer	June 2026- Present*

*On September 18, 2026, Mr. Jegannathan notified the Company of his intention to resign as Chief Technology Officer, to be effective on October 2, 2026.

Ying Cenly Chen

Biographical information with respect to Ms. Chen is set forth above under “Proposal 1 - Election of Directors.”

Jerome Wong

Mr. Wong has served as our Chief Financial Officer and Corporate Secretary since October 2022. From May 2017 until his appointment as Chief Financial Officer, he served as our Controller. Before joining us, Mr. Wong served in corporate controller and assistant corporate controller roles at Pattern Energy Group Inc. from October 2014 to December 2015, XOMA Corporation from July 2009 to October 2014, and ABM Industries, Inc. from July 2006 to September 2008. Mr. Wong has 25 years of experience in finance, accounting and strategy, with a focus on public companies in the high-technology and life-sciences industries. He is a Canadian Chartered Professional Accountant and holds a B.A. in Finance and Accounting from the University of British Columbia.

Rajasekar Jegannathan

Mr. Jegannathan has served as our Chief Technology Officer since June 2026. On September 18, 2026, Mr. Jegannathan notified the Company of his intention to resign as Chief Technology Officer, to be effective October 2, 2026. Previously, Mr. Jegannathan spent the last 13 years at Tesla in various leadership positions and most recently as Vice President of IT/AI-Infra, Information Security, IT-Applications at Tesla Inc. Mr. Jegannathan has a Masters Degree in Computer Science and Applications from Thiruvalluvar University, Vellore, India. At Tesla, he led the SuperComputing team since 2018 that designed, built and operated all of Tesla’s Supercomputers covering Nvidia and AMD silicons to AI-Networks exceeding 200,000 H100 equivalents as of February 2026 and Multi-Exabytes of Storage spread across North American data centers that are in-house and in Co-locations. In addition, since 2020, he oversaw Information Security, Global Risk and Compliance across the company covering NA, EMEA, APAC and China. In 2025, he led NA and EMEA Vehicle Service business in addition to his supercomputing role where he led E2E AI Agentic adoption across Sales and Service business driving operational efficiency and customer satisfaction.

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EXECUTIVE COMPENSATION

Overview

Pursuant to Rule 12b-2, we are providing disclosure regarding our executive compensation arrangements pursuant to the scaled disclosure requirements applicable to smaller reporting companies, which means that we are not required to provide a compensation discussion and analysis and certain tabular and other disclosures regarding our executive compensation. The following discussion relates to the compensation of:

●	all individuals who served as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2025 and the period beginning January 1, 2026 and ending May 31, 2026 (the “Transition Period” or “2026 TP”);
●	our two other most highly compensated individuals who were serving as executive officers at the end of the fiscal year ended December 31, 2025 and the Transition Period; and
●	each individual who would be a Named Executive Officer but for the fact that the individual was not an executive officer of the Company or any of its subsidiaries, and was not acting in a similar capacity, at the end of the fiscal year ended December 31, 2025 or the Transition Period.

This discussion pertains to the compensation of these individuals for services rendered in all capacities during the fiscal year, consisting of Ying Cenly Chen, our current Chief Executive Officer and member of the Board, Scott G. Davis, our former Chief Executive Officer until the Closing and current Chief Executive Officer of Legacy Ekso, Jerome Wong, our current Chief Financial Officer, and Jason Jones, our former Chief Operating Officer until the Closing and the current Chief Operating Officer of Legacy Ekso) (each, a “Named Executive Officer” and collectively, the “Named Executive Officers”).

Our executive compensation programs are designed to:

●	Attract, motivate, incentivize, and retain employees at the executive level who are critical to our long-term success;
●	Provide compensation packages to our executives that are competitive, reward the achievement of our business objectives and effectively align their interests with those of our stockholders; and
●	Focus on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our Compensation Committee is responsible for the executive compensation programs for our Named Executive Officers and reports to our Board on its discussions, decisions, and other actions. Our Chief Executive Officer makes recommendations for the respective executive officers that report to her to our Compensation Committee and typically attends Compensation Committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to her own compensation) regarding base salary, and short-term and long-term compensation, including equity incentives, for our executive officers based on our Company’s financial results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties, and his or her achievement of preset individual goals. Our Compensation Committee then reviews the recommendations and other data, including, where necessary, an analysis of competitive market data prepared by an independent compensation consultant using information drawn from publicly available data of our peers and various compensation surveys, and makes decisions as to the target total direct compensation for each executive officer, including our Chief Executive Officer, as well as each individual compensation element. While our Chief Executive Officer may attend meetings of the Compensation Committee, the Compensation Committee meets outside the presence of our Chief Executive Officer when discussing her compensation and when discussing certain other matters, as well.

Our Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies.

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Summary Compensation Table

As previously disclosed, on May 5, 2026 we changed our fiscal year end from December 31 to May 31 and, as such, the following table sets forth information concerning compensation paid or accrued during (i) the fiscal year ended December 31, 2024, (ii) the fiscal year ended December 31, 2025, and (iii) the Transition Period for our Named Executive Officers. Because we changed our fiscal year end from December 31 to May 31, the Transition Period is presented as a separate reporting period, and the amounts reported for the Transition Period have not been annualized or restated.

Name and Principal Position(s)	Year	Salary($)		Bonus($)	Stock Awards($)(1)	Non-Equity Incentive Plan Compensation($)	All Other Compensation($)(2)		Total($)
Ying Cenly Chen(4)	2026 TP	$40,000	(7)	—	—	—	—		$40,000
Chief Executive Officer, Director
	2025	—		—	—	—	—		—

	2024	—		—	—	—	—		—

Scott G. Davis(5)	2026 TP	177,083	(8)	148,750	1,959,677	—	1,000,000	(10)	3,285,510
Former Chief Executive Officer
	2025	425,000		63,750	420,000	—	—		908,750

	2024	375,000		94,501	—	—	3,516		473,017

Jerome Wong	2026 TP	141,837		113,750	716,800	—	46,875	(3)	1,019,262
Chief Financial Officer
	2025	325,000		48,750	102,375	—	15,500		491,625

	2024	325,000		54,600	—	—	15,250		394,850

Jason Jones(6)	2026 TP	135,417	(9)	113,750	603,138	—	—		852,305
Former Chief Operating Officer
	2025	325,000		48,750	78,750	—	15,500		468,000

	2024	325,000		54,600	—	—	15,250		394,850

(1) The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards, granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 13 to our financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2026.

(2) This amount represents employer matching contribution made under our 401(k) retirement plan unless noted otherwise, paid in the form of shares of our common stock.

(3) Represents payment for accrued but unused paid time off.

(4) Ms. Chen was appointed as our Chief Executive Officer and a member of our Board on May 5, 2026.

(5) Mr. Davis served as our Chief Executive Officer from December 2022 to May 2026. Upon the Closing, Mr. Davis was appointed as Chief Executive Officer of Legacy Ekso.

(6) Mr. Jones served as our Chief Operating Officer from January 2023 to May 2026. Upon the Closing, Mr. Jones was appointed as Chief Operating Officer of Legacy Ekso.

(7) Represents salary for services rendered as our Chief Executive Officer from May 5, 2026 to May 31, 2026.

(8) Represents salary for services rendered as our Chief Executive Officer from January 1, 2026 to May 4, 2026 and salary for services rendered as Chief Executive Officer of Legacy Ekso from May 5, 2026 to May 31, 2026.

(9) Represents salary for services rendered as our Chief Operating Officer from January 1, 2026 to May 5, 2026 and salary for services rendered as Chief Operating Officer of Legacy Ekso from May 5, 2026 to May 31, 2026.

(10) Represents a cash payment of $1,000,000 for the partial settlement of PSUs as defined below in connection with the closing of the Business Combination.

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Narrative Disclosure to Summary Compensation Table

Employment Agreements with Named Executive Officers

Ying Cenly Chen, our Chief Executive Officer

The Company and Ying Cenly Chen entered into an Offer Letter, dated May 5, 2026 (the “Chen Offer Letter”) as well as an Employee Non-Disclosure, Invention Assignment and Restrictive Covenants Agreement (the “Chen Covenants Agreement”), attached as Exhibit A to the Chen Offer Letter. Pursuant to the terms of the Chen Offer Letter, Ms. Chen shall serve as the Chief Executive Officer of the Company, effective as of May 5, 2026. The Chen Offer Letter provides that Ms. Chen is eligible to receive a base salary of $650,000 per annum, subject to review from time to time, and is also eligible for a discretionary annual bonus with a target amount of 100% of her annual base salary. The Chen Offer Letter contemplates a grant to Ms. Chen of 2,800,000 restricted stock units (“RSUs”) subject to time-based vesting conditions, as set forth in the Chen Offer Letter. In addition, the Chen Offer Letter provides that if Ms. Chen’s employment is terminated by the Company without Cause (as defined in the Chen Offer Letter), Ms. Chen will receive, subject to her execution, delivery, and non-revocation of a general release of claims in a form provided by the Company, (i) an amount equal to eighteen months of her then-current annual base salary, payable in equal installments in the form of salary continuation, (ii) payment of any unpaid annual bonus for the preceding fiscal year, in an amount equal to the amount Ms. Chen would have received had her employment not terminated, (iii) a pro-rata annual bonus for the fiscal year in which the termination occurs, based on the amount Ms. Chen would have received, had employment not terminated, and (iv) if such termination occurs prior to the two-year anniversary of the effective date of her employment, accelerated vesting of 50% of Ms. Chen’s then-unvested RSUs.

Under the Chen Covenants Agreement, Ms. Chen is bound by an indefinite confidentiality obligation, a non-competition covenant during employment, a non-solicitation covenant with respect to Company personnel and business partners during employment, an assignment of intellectual property obligation, and an indefinite non-disparagement obligation.

Scott G. Davis, our Former Chief Executive Officer

Effective December 4, 2022, Mr. Davis was appointed Chief Executive Officer of the Company. Prior to that, Mr. Davis served as the Company’s President and Chief Operating Officer from January 22, 2022 to December 4, 2022, and as the Company’s Executive Vice President of Strategy and Corporate Development from April 2021 to January 22, 2022. On February 22, 2021, the Company entered into an offer letter with Mr. Davis in connection with his retention as Executive Vice President of Strategy and Corporate Development (the “Davis Offer Letter”). Under the Davis Offer Letter, Mr. Davis is entitled to a base salary of $295,000 per year, which was increased to $375,000 and later to $425,000 by our Board of Directors on April 21, 2022 and on February 18, 2025 (effective retroactively as of January 1, 2025), respectively, based on the recommendation of our Compensation Committee. He is also eligible to participate in the Company’s annual bonus program, in which, for fiscal year 2025, he may receive up to 50% of his base salary based on Company and individual performance against milestones for the year, which percentage was 75% for fiscal year 2024. On November 5, 2025, Mr. Davis received an equity award of 80,000 restricted stock units under the Company’s Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”), which were fully vested as of the date of grant. Additionally, on the same date, Mr. Davis received an award of phantom performance RSUs (the “PSUs”) covering 185,000 notional shares of the Company’s common stock payable in cash no later than March 15 of the year following the achievement of certain performance vesting conditions. The consummation of the Transactions on May 5, 2026 constituted a change in control for purposes of Mr. Davis’s PSU award agreement (the “Davis PSU Award Agreement”), triggering vesting of the PSUs. On May 20, 2026, the Company and Mr. Davis entered into an amendment to the Davis PSU Award Agreement (the “Davis PSU Amendment”), pursuant to which Mr. Davis’s PSUs will settle in a combination of (i) 109,357 shares of the Company’s common stock, and (ii) a cash payment of $1,000,000 (in full satisfaction of the remaining 75,643 PSUs), less applicable withholdings and deductions. Under the Davis Offer Letter, if Mr. Davis’s employment is terminated by the Company without Cause (as defined in the Davis Offer Letter), Mr. Davis is entitled to receive, subject to his execution and delivery of a release of claims, (i) severance in the form of salary continuation at his base salary rate for a period of 9 months if such termination occurs on or after the first anniversary of his start date (or 6 months if such termination occurred before the first anniversary of his start date), and (ii) continuation of or reimbursement for his participation in the Company’s group health plan and other benefit programs for the duration of such severance period. The Company also entered into a Change in Control and Severance Agreement, on November 5, 2025, with Mr. Davis providing that he is eligible for a lump sum payment equal to 18 months’ base salary, reimbursement for continued cost of medical premiums for up to 18 months, and full vesting acceleration of time-based equity awards if Mr. Davis is terminated without cause or he resigns with good reason within the twelve-month period following a Change in Control. The Change in Control and Severance Agreement also provides that Mr. Davis is eligible for a continued payment of his base salary over a period of 9 months if Mr. Davis is terminated without cause other than within the twelve-month period following a Change in Control. Any severance payable under Mr. Davis’s Change in Control and Severance Agreement is net of any amounts received under the Davis Offer Letter.

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Jerome Wong, our Chief Financial Officer and Corporate Secretary

On August 16, 2026, Cloud and Jerome Wong, entered into an Offer of Continued Employment (the “Wong Offer Letter”) as well as an Employee Non-Disclosure, Invention Assignment and Restrictive Covenants Agreement (the “Wong Covenants Agreement”). Pursuant to the terms of the Wong Offer Letter, Mr. Wong will continue to serve as the Chief Financial Officer of Cloud, effective as of August 16, 2026, or such other position as the Board or the Chief Executive Officer of Cloud may determine from time to time, and will be eligible to receive an annual base salary of $400,000 (the “Wong Base Salary”), subject to review from time to time, and is also eligible for an annual performance bonus with a target amount of 60% of his annual base salary. In addition, the Wong Offer Letter provides that Mr. Wong will receive a “true-up” in an amount equal to the difference between (i) the base salary that would have been payable to him from May 5, 2026, through August 16, 2026, had his base salary been increased to $400,000 effective May 5, 2026, and (ii) the aggregate base salary actually paid to Mr. Wong with respect to such period. In addition, the Wong Offer Letter contemplates a grant to Mr. Wong of an award of 300,000 RSUs subject to time-based vesting conditions, as set forth in the Wong Offer Letter. The grant of the RSUs was approved by the Compensation Committee of the Board in conjunction with its approval of the Wong Offer Letter.

In addition, the Wong Offer Letter provides that (A) in the event of a Qualifying CIC Termination (as defined in the Wong Offer Letter) during the Change in Control Period (as defined in the Wong Offer Letter), Mr. Wong will be eligible to receive: (i) an amount in cash equal to nine months of his then-current annual base salary, payable in a lump sum, (ii) continued coverage under our group health plan at active employee rates for up to nine months following his date of termination, and (iii) accelerated vesting of the Initial Tranche (as defined in the Wong Offer Letter) of his RSUs, and (B) thereafter, if Mr. Wong’s employment is terminated without Cause (as defined in the Wong Offer Letter), Mr. Wong will be eligible to receive an amount in cash equal to six months of Mr. Wong’s then-current annual base salary, payable in equal installments in the form of salary continuation. All of such payments and benefits are subject to Mr. Wong’s execution, delivery, and non-revocation of a general release of claims in a form provided by the Company (the “Wong Release”) and Mr. Wong’s continued compliance with the terms of the Wong Offer Letter, Wong Covenants Agreement, and Wong Release. The Wong Offer Letter superseded all prior agreements, understandings, and representations (whether written or oral) relating to the terms of Mr. Wong’s employment, including with respect to the Change in Control and Severance Agreement between Ekso and Mr. Wong dated November 5, 2025 (the “Wong Severance Agreement”), except the Wong Severance Agreement will remain in full force and effect solely with respect to the definitions of Qualifying CIC Termination and Change in Control Period.

Under the Wong Covenants Agreement, Mr. Wong is bound by an indefinite confidentiality obligation, a non-competition covenant during employment, a non-solicitation covenant with respect to Company personnel and business partners during employment, an assignment of intellectual property obligation, and an indefinite non-disparagement obligation.

On November 5, 2025, Mr. Wong received an award of 40,000 PSUs under the 2014 Plan pursuant to a PSU award agreement (the “Wong PSU Award Agreement”) payable in cash no later than March 15 of the year following the achievement of certain performance vesting conditions. The consummation of the Transactions on May 5, 2026 constituted a Change in Control for purposes of the Wong PSU Award Agreement, triggering vesting of the PSUs. On May 20, 2026, the Company and Mr. Wong entered into an amendment to the Wong PSU Award Agreement (the “Wong PSU Amendment”), pursuant to which Mr. Wong’s PSUs will settle entirely in 40,000 shares of common stock.

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Jason C. Jones, our Former Chief Operating Officer

Effective January 2, 2023, Mr. Jones was appointed Chief Operating Officer of the Company. Prior to that, Mr. Jones served as the Company’s Senior Vice President of Product Development from October 2018 to January 2023. In connection with his promotion to Chief Operating Officer, on January 2, 2023, Mr. Jones entered into an offer letter with the Company (the “Jones Offer Letter”), which replaces and supersedes any prior agreements between Mr. Jones and the Company. Under the Jones Offer Letter, Mr. Jones is entitled to an annual salary of $295,000, which amount has since been increased to $325,000. In addition, Mr. Jones is eligible to participate in the Company’s annual bonus program, in which he may receive up to 50% of his base salary based on Company and individual performance against milestones for the year. Under the Jones Offer Letter, Mr. Jones also received an equity award of $225,000 of restricted stock units under the Company’s 2014 Plan, which vested over three years on the anniversaries of January 2, 2023. On November 5, 2025, Mr. Jones received an equity award of 15,000 restricted stock units under the Company’s 2014 Plan, which were fully vested as of the date of grant. Additionally, on the same date, Mr. Jones received an award of PSUs covering 32,000 notional shares of the Company’s common stock that are payable in cash no later than March 15 of the calendar year following the achievement of certain performance vesting conditions. The consummation of the Transactions on May 5, 2026 constituted a change in control for purposes of Mr. Jones’s PSU award agreement (the “Jones PSU Award Agreement”), triggering vesting of the PSUs. On May 20, 2026, the Company and Mr. Jones entered into an amendment to the Jones PSU Award Agreement (the “Jones PSU Amendment”), pursuant to which Mr. Jones’s PSUs will settle entirely in 32,000 shares of common stock. Under the Jones Offer Letter, if Mr. Jones’s employment is terminated by the Company without Cause (as defined in the Jones Offer Letter), Mr. Jones is entitled to receive, subject to his execution and delivery of a release of claims, (i) severance in the form of salary continuation at his base salary rate for a period of 6 months, and (ii) continuation of or reimbursement for his participation in the Company’s group health plan and other benefit programs for the duration of such severance period. The Company entered into a Change in Control and Severance Agreement, on November 5, 2025, with Mr. Jones  providing that he is eligible for a lump sum payment equal to 9 months’ base salary, reimbursement for continued cost of medical premiums for 9 months, and full vesting acceleration of time-based equity awards if Mr. Jones is terminated without cause or resigns with good reason within the twelve-month period following a Change in Control. The Change in Control and Severance Agreement also provides that he is eligible for a continued payment of his base salary over a period of 6 months if Mr. Jones is terminated without cause other than within the twelve-month period following a Change in Control. Any severance payable under Mr. Jones’s Change in Control and Severance Agreement is net of any amounts received under the Jones Offer Letter.

Potential Payments upon Termination or Change in Control

In addition to any payments provided by the Named Executive Officers’ offer letters, as described above, the following termination and/or change in control protection is provided in Change in Control and Severance Agreements with each Named Executive Officer as follows:

Severance Agreements

On or about November 5, 2025, the Company entered into Change in Control and Severance Agreements (each, a “Severance Agreement”) with each of Scott G. Davis, Jerome Wong and Jason C. Jones. Each Severance Agreement superseded all prior understandings with respect to severance benefits entered into between the Company and the applicable Named Executive Officer. The Severance Agreements with Mr. Davis and Mr. Jones are still in effect, but Mr. Wong’s severance terms are now governed by the Wong Offer Letter, which supersedes the Wong Severance Agreement. The operative terms applicable to Mr. Wong are described above under “Jerome Wong, our Chief Financial Officer and Corporate Secretary.” In addition, each of Mr. Davis and Mr. Jones is entitled to severance benefits under his respective offer letter, as described above under “Scott G. Davis, our Former Chief Executive Officer” and “Jason C. Jones, our Former Chief Operating Officer.”

Under the Severance Agreements for Mr. Davis and Mr. Jones, in the event of a termination of employment either (A) by a member of Cloud or its subsidiaries without Cause (as defined in the applicable Severance Agreement), but excluding a termination by reason of death or disability, or (B) by Mr. Davis or Mr. Jones for Good Reason (as defined in the applicable Severance Agreement) in either case on or within the twelve months following consummation of a Change in Control (as defined in the 2014 Plan), in addition to Mr. Davis’s and Mr. Jones’s then-accrued compensation, the Severance Agreements provide for the following severance payments or benefits: (i) a single lump sum payment equal to 9 months’ base salary with respect to Mr. Jones and 18 months’ base salary with respect to Mr. Davis; (ii) payment or reimbursement of the cost of premiums for continued medical coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for Mr. Jones and Mr. Davis, as applicable, and his eligible dependents for a period of up to 9 months with respect to Mr. Jones and up to 18 months with respect to Mr. Davis; and (iii) full vesting acceleration and exercisability for all equity awards held by Mr. Davis and Mr. Jones, as applicable, that are subject to time-based vesting requirements.

In the event of a termination of employment by a member of Cloud or its subsidiaries without Cause, but excluding a termination by reason of death or disability, which occurs outside the period commencing on a Change in Control and ending twelve months thereafter, in addition to Mr. Davis’s and Mr. Jones’s then-accrued compensation, the Severance Agreements provide for continuing payment of base salary over a period of 6 months with respect to Mr. Jones and 9 months with respect to Mr. Davis in accordance with the Company’s normal payroll procedures.

Payment under the Severance Agreements to Mr. Davis and Mr. Jones is subject to the effectiveness and non-revocation of a release of claims by Mr. Davis or Mr. Jones, as applicable, in favor of the Company. Any severance payable under the Severance Agreements to Mr. Davis or Mr. Jones is net of any amounts received under the Davis Offer Letter or the Jones Offer Letter, as applicable.

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Short-Term Incentive Plan

We previously established a short-term incentive plan, which provides for short-term incentive awards to certain executive officers based on the achievement of goals related to corporate performance.

For 2025, Mr. Davis, Mr. Wong and Mr. Jones had a target bonus opportunity equal to 50% of their annual base salary. All incentive awards payable under our short-term incentive plan were payable in cash. Payment of such incentive awards was based upon achievement of corporate goals over two performance periods, consisting of the first half of calendar year 2025 and a performance period covering the full-year, payable to each participating executive officer. The first and second performance periods had weightings of 35% and 65%, respectively.

The applicable corporate goals in respect of 2025 related to revenue, cash spend, and other key milestones, including developing predictable revenue models for sales, improving brand awareness, streamlining reimbursement processes with third-party payers, new product developments and releases, obtaining regulatory certifications, improving operations and meeting strategic initiatives. In determining whether our revenue, cash spend, and milestone performance targets have been achieved, the Compensation Committee and our Board of Directors may consider any factors and achievements they deem appropriate, and have discretionary authority to make adjustments, including the ability to make additional awards based on company-wide or an individual executive officer’s performance and to increase or decrease the level of awards that our executive officers receive in conjunction with their performance against the targets and also based upon our cash resources.

Based on its evaluation of company-wide performance for each of the two performance periods, the Board of Directors recommended that incentive awards be granted based on achievement of the revenue, cash spend and milestone performance goals at the following levels of achievement: 0% for the first half of 2025 and 30% for the full-year performance period.

As a result, for 2025, Mr. Davis received a bonus in the aggregate amount of $63,750, Mr. Wong received a bonus in the aggregate amount of $48,750, and Mr. Jones received a bonus in the aggregate amount of $48,750.

No such bonuses were issued during the Transition Period.

Rule 10b5-1 Sales Plans

None of our directors or executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they would provide instructions to a broker to sell shares of our common stock upon grant of stock options to them or the vesting of RSUs previously granted to them in order to satisfy the withholding tax obligations arising from such event. Under such Rule 10b5-1 plans, a broker executes trades on a best execution basis, without further direction from such directors and executive officers. If adopted, the director or executive officer would be permitted to amend or terminate the 10b5-1 plan only under specified circumstances.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the Named Executive Officers, the number of shares of common stock underlying outstanding stock awards held as of May 31, 2026, the last day of the Transition Period.

	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Yet Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested ($)
Jerome Wong	155	-	-	267.75	8/28/2027	-		-	-	-
Jerome Wong	200	-	-	395.85	7/13/2028	-		-	-	-
Jason C. Jones	888	-	-	461.25	11/1/2028	-		-	-	-
Jason C. Jones	844	-	-	137.25	11/6/2029	-		-	-	-
Jason C. Jones	-	-	-	-	-	3,788	(2)	69,548	-	-

(1)	This restricted stock award vests in equal installments over three years on the anniversaries of the vesting commencement date.
(2)	Vesting commenced January 2, 2024.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Board and Compensation Committee grant awards without regard to the share price or the timing of the release of material nonpublic information and do not time grants for the purpose of affecting the value of executive compensation. Accordingly, it is our policy that our management team makes a good faith effort to advise the Board and Compensation Committee whenever it is aware that material nonpublic information is planned to be released to the public in close proximity to the grant of equity awards.

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PAY Versus Performance

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“Non-PEO NEOs” and, together with our PEO, the “NEOs”) and Company performance for the fiscal years listed below and the Transition Period (which is referred to in the tables below as “2026 TP”).

Fiscal Year	Summary Compensation Table for PEO #1 (1)	Compensation Actually Paid to PEO #1 (2)	Summary Compensation Table for PEO #2 (1)	Compensation Actually Paid to PEO #2 (2)	Average Summary Compensation Table Totals for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) (5)
2026 TP	3,285,510	3,285,510	40,000	40,000	935,784	934,268	$102.86	(50,320,000)
2025	908,750	911,017	-	-	479,813	462,165	$48.40	(11,695,000)
2024	473,017	526,312	-	-	394,850	402,695	$23.02	(11,330,000)
2023	637,020	1,120,310	-	-	718,163	1,031,773	$94.34	(15,198,000)

(1)	Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of each PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs other than the PEO for such years. Our PEO #1 for fiscal years ended December 31, 2023, 2024, and 2025 and the Transition Period was Scott G. Davis. Our PEO #2 for the Transition Period was Ying Cenly Chen. During the Transition Period, Scott G. Davis served as our PEO from January 1, 2026 to May 5, 2026 and Ms. Ying Cenly Chen served as our PEO from May 5, 2026 to May 31, 2026. Our Non-PEO NEOs for each fiscal period presented were Jerome Wong and Jason Jones. During the Transition Period, Jason Jones served as a Non-PEO NEO from January 1, 2026 to May 5, 2026.

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(2)	Amounts reported in this column represent the CAP to our PEO in the indicated fiscal years, as calculated per the SEC disclosure rules based on their total compensation reported in the Summary Compensation Table for the indicated fiscal years and the Transition Period and adjusted as shown in the table below:

	2023	2024	2025	2026 TP
	PEO	PEO	PEO	PEO #1	PEO #2
Adjustments
SCT Total (a)	$637,020	$473,017	$908,750	$3,285,510	$40,000
Minus Grant Date Fair Value of Options Awards and Stock Awards Granted in Fiscal Year (b)	-	-	$(420,000)	-	-
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year (c)	-	-	-	-	-
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years (d)	$292,104	$(189,000)	-	-	-
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	-	-	$420,000	-	-
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	$191,186	$242,295	$2,267	-	-
Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	-	-	-	-	-
Compensation Actually Paid	$1,120,310	$526,312	$911,017	$3,285,510	$40,000

(a)	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.

(b)	Represents the aggregate grant date fair value of the stock awards and option awards granted to the reported PEO during the indicated fiscal year, computed in accordance with FASB ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.

(c)	Represents the aggregate fair value as of the indicated fiscal year-end of the reported PEO’s outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.

(d)	Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the reported PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.

(e)	Represents the aggregate fair value at vesting of the stock and option awards that were granted to the reported PEO and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(f)	Represents the aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the reported PEO that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(g)	Represents the aggregate fair value as of the last day of the prior fiscal year of the reported PEO’s stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with FASB ASC 718.

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(3) Amounts reported in this column represent the average CAP to the Company’s Non-PEO NEOs in the indicated fiscal years and the Transition Period, as calculated per the SEC disclosure rules based on the total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below:

NEO Average	2023	2024	2025	2026 TP
SCT Total (a)	$718,163	$394,850	$479,813	$935,784
Minus Grant Date Fair Value of Options Awards and Stock Awards Granted in Fiscal Year (b)	(248,760)	-	(90,563)	-
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year (c)	471,911	-	-	-
Plus Change in Fair Value of Outstanding and Unvested Options Awards and Stock Awards Granted in Prior Fiscal Years (d)	56,597	(198,865)	(1,932)	-
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year (e)	-	-	90,563	-
Plus Changes in Fair Values as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year (f)	33,862	206,710	(15,716)	(1,515)
Minus Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year (g)	-	-	-	-
Compensation Actually Paid	$1,031,773	$402,695	$462,165	$934,268

(a)	Represents the average Total Compensation as reported in the Summary Compensation Table for the reported NEOs other than the PEO in the indicated fiscal year.

(b)	Represents the average aggregate grant date fair value of the stock awards and option awards granted to the reported NEOs excluding the PEO during the indicated fiscal year computed in accordance with FASB ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.

(c)	Represents the average aggregate fair value as of the indicated fiscal year-end of the reported NEOs’ (excluding the PEO) outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.

(d)	Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards held by the reported NEOs excluding the PEO as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.

(e)	Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the reported NEOs (excluding the PEO) and vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(f)	Represents the average aggregate change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award and option award held by the reported NEOs (excluding the PEO) that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with FASB ASC 718.

(g)	Represents the average aggregate fair value as of the last day of the prior fiscal year of the reported NEOs’ (excluding the PEO) stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year computed in accordance with FASB ASC 718.

(4) The amounts reported represent the cumulative total stockholder return on an initial fixed investment of $100 in our common stock, measured from the beginning of the measurement period through the end of the applicable fiscal year and assuming the reinvestment of dividends.

(5) The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable measurement period. Because the Company has not prepared audited financial statements for the five-month Transition Period, the amount reported for the Transition Period reflects the Company’s net income (loss) for the fiscal year ended May 31, 2026, as reported in the Annual Report, rather than net income (loss) for the Transition Period. The unaudited net income (loss) for the Transition Period was ($27,692,562). This figure has not been audited and is subject to change; accordingly, the actual net income (loss) for the Transition Period could differ, potentially materially, were such period to be subject to an audit.

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The pay versus performance data for the Transition Period represented in the charts below is significantly affected by two factors. Mr. Davis’s compensation as PEO #1 includes a one-time cash payment of $1,000,000, reported under “All Other Compensation” in the Summary Compensation Table, received in partial settlement of his phantom performance RSUs following the consummation of the Business Combination on May 5, 2026, which constituted a change in control triggering vesting of the PSUs.

Additionally, Ms. Chen, who served as PEO #2, commenced employment as Chief Executive Officer on May 5, 2026, the date of the closing of the Business Combination, and accordingly served as PEO for only 26 days of the Transition Period. As such, her reported compensation reflects only a partial period of service and is not indicative of her annualized compensation. These factors should be considered when interpreting the pay versus performance relationships depicted in the charts below.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid (“CAP”) to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the three most recently completed fiscal years and the Transition Period.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid (“CAP”) to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net loss over the three most recently completed fiscal years and the Transition Period.

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DIRECTOR COMPENSATION

Director Compensation Table

As previously disclosed, we changed our fiscal year end from December 31 to May 31 and, as such, the following table sets forth our director compensation for each director who served as a director during the fiscal year ended December 31, 2025 and the Transition Period (in dollars). The equity compensation paid to Ying Cenly Chen, our current Chief Executive Officer, and Scott G. Davis, our former Chief Executive Officer, in connection with their service as directors during the Transition Period, is presented above in the “Executive Compensation—Summary Compensation Table” and the related equity tables:

Name	Fiscal Year Ended December 31, 2025				Transition Period
	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Wes Cummins (2)(5)	—	—	—	—	—	3,584,000	—	3,584,000
Richard Nottenburg (2)(5)	—	—	—	—	—	3,584,000	—	3,584,000
Ella Benson (2)(5)	—	—	—	—	—	3,584,000	—	3,584,000
William M. Clancy (2)(5)	—	—	—	—	—	3,584,000	—	3,584,000
Douglas Miller (2)(5)	—	—	—	—	—	3,584,000	—	3,584,000
Andrew Schaap (3)	—	—	—	—	—	—	—	—
Mary Ann Cloyd (4)(6)	80,000	88,335	—	168,335	26,667	—	—	26,667
Corinna Lathan, Ph.D. (4)(6)	52,500	88,335	—	140,835	17,500	—	—	17,500
Charles Li, Ph.D. (4)(6)	52,500	88,335	—	140,835	17,500	—	—	17,500
Deborah Lafer Scher (4)(6)	45,000	88,335	—	133,335	15,000	—	—	15,000

(1) The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards, granted during the year computed in accordance with the provisions of FASB ASC Topic 718. The assumptions that we used to calculate these amounts are discussed in Note 13 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 23, 2026.

(2) Appointed to the Board effective as of May 5, 2026.

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(3) Appointed to the Board effective as of June 29, 2026.

(4) In connection with the Closing, immediately prior to the Closing and effective as of the Closing, each director resigned from the Board.

(5) Awards outstanding as of May 31, 2026, for each of the listed directors are as follows:

Name	Options (#)	RSUs(#)
Wes Cummins		200,000
Richard Nottenburg		200,000
Ella Benson		200,000
Douglas Miller		200,000
William Clancy		200,000

(6) Awards outstanding as of December 31, 2025, for each of the listed directors are as follows:

Name	Options (#)	RSUs(#)
Mary Ann Cloyd	-	15,746
Corinna Lathan, Ph.D.	-	15,746
Charles Li, Ph.D.	14,334	15,746
Deborah Lafer Scher	-	15,746

Non-Employee Director Compensation Policy

Prior to the Business Combination, Legacy Ekso maintained a non-employee director compensation policy that provided for annual cash retainer fees for service on the Board and its committees. In connection with the Business Combination, which closed on May 5, 2026, and the resulting reconstitution of the Board, the legacy director compensation policy was terminated. Currently, the Company’s non-employee directors do not receive cash retainers or other cash fees for service on the Board or its committees. The Company believes that equity-based compensation appropriately aligns the interests of its directors with those of its stockholders and, accordingly, compensation for non-employee directors currently consists solely of restricted stock awards granted under the 2026 Plan.

For historical reference, under the prior Legacy Ekso non-employee director compensation policy, the Board had approved the following annual cash retainer schedule for members and chairs of the Board, Audit Committee, Compensation Committee and Nominating and Governance Committee, excluding employee directors. This cash retainer schedule was terminated in connection with the Business Combination and is presented below solely for historical context:

	Member ($)	Chair ($)
Board of Directors	35,000	70,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Governance Committee	5,000	10,000

Directors who are employees of the Company do not receive any additional compensation for Board service.

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EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan

In connection with the Business Combination, ChronoScale Corporation approved the adoption of the ChronoScale Corporation 2026 Omnibus Equity Incentive Plan (as amended, restated, or otherwise modified from time to time, the “Legacy 2026 Plan”), to be effective immediately upon the consummation of the Business Combination. In connection with the Holding Company Transaction, ChronoScale Holdings assumed all outstanding equity awards previously granted under the Legacy 2026 Plan, and the Legacy 2026 Plan was amended and restated to reflect that shares would be issued by ChronoScale Holdings going forward, at which point, the Legacy 2026 Plan became the ChronoScale Holdings Corporation 2026 Omnibus Equity Incentive Plan (as amended, restated, or otherwise modified from time to time, the “2026 Plan”), a copy of which was filed as Exhibit 10.15 with our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, filed with the SEC on August 19, 2026. All outstanding awards continue to be governed by the terms of the Legacy 2026 Plan and the applicable award agreements, except that references to ChronoScale Corporation were conformed to reflect the Holding Company Transaction and ChronoScale Holdings’ assumption of the awards, and all future equity awards will be granted under the 2026 Plan.

The purpose of the 2026 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other service providers develop a sense of proprietorship and personal involvement in the development and financial success of our Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing our interests and those of our stockholders. The key provisions of the 2026 Plan are as follows:

●	The 2026 Plan will continue until terminated by the Board, but no awards shall be granted on or after the 10th anniversary of the date of the 2026 Plan’s initial adoption by the Board.
●	The 2026 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and performance stock units, incentive bonus awards, other cash-based awards and other stock-based awards to eligible employees, non-employee directors and other service providers, to be granted from time to time as determined by the Board or its designees.
●	An aggregate of 22,500,000 shares of common stock are authorized for issuance pursuant to awards under the 2026 Plan.
●	The 2026 Plan will be administered by the Board or, if designated by the Board, the committee of the Board delegated with the authority to administer the 2026 Plan.

Description of the 2026 Plan

The following description of the principal terms of the 2026 Plan is a summary and is qualified in its entirety by the full text of the 2026 Plan, which is filed as Exhibit 10.15 to our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, filed with the SEC on August 19, 2026.

Administration. In general, the 2026 Plan will be administered by the Board or, if designated by the Board, the committee of the Board delegated with the authority to administer the 2026 Plan (the “Administrator”). The Administrator will determine the eligible employees, non-employee directors and other service providers to whom stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and performance stock units, incentive bonus awards, other cash-based awards and other stock-based awards (the “Awards”) may be granted. The Administrator may prescribe, amend, and rescind rules and regulations relating to the 2026 Plan. No Awards may be made under the 2026 Plan on or after June 30, 2036, but the Awards granted prior to such date may extend beyond such date. Notwithstanding anything in the 2026 Plan or in any award agreement to the contrary, the Administrator shall retain the discretion to adjust, up or down, or add, remove or otherwise modify, waive or suspend, any performance goals, either based on a formula or on a discretionary basis or any combination thereof, with respect to an outstanding Award in any respect without a participant’s consent. All determinations, interpretations, exercises of authority or other actions made by the Administrator or the Company under the 2026 Plan or any award agreement shall be taken or made by the Administrator or the Company, as applicable, in its sole and absolute discretion, and shall be final and binding on all persons, including, without limitation, the Company and all 2026 Plan participants.

Eligibility. Persons eligible to be granted Awards under the 2026 Plan are those employees, officers, directors, consultants, advisors and other service providers of the Company and any subsidiary who is determined by the Administrator to be a prospective employee, officer, director, consultant, advisor or any other service provider of the Company or any subsidiary. As of the date of this Proxy Statement, the Company and its subsidiaries had approximately 98 persons who were eligible to participate in the 2026 Plan, including three executive officers, six non-employee directors, 87 employees (including all current officers who are not executive officers, as a group) and 2 consultants, advisors and service providers, as a group. As of the date of this Proxy Statement, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2026 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

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Shares Subject to the 2026 Plan. The maximum aggregate number of shares of common stock available for issuance under all Awards granted to participants under the 2026 Plan is 22,500,000. In no event will the aggregate number of shares of common stock that may be issued upon the exercise of Incentive Stock Options (“ISOs”) exceed 22,500,000.

To the extent that any Award payable in shares of common stock is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of common stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the 2026 Plan pursuant to such limitations. If shares of common stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2026 Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2026 Plan.

No Outside Director (as defined in the 2026 Plan) may receive awards in any calendar year having a fair market value in excess of $750,000 (inclusive of any cash awards to the Outside Director for such year that are not made pursuant to the 2026 Plan); provided that in the case of a new Outside Director, such amount is increased to $1,000,000 for the initial year of the Outside Director’s term; provided, further, that, notwithstanding the foregoing, in the case of an Outside Director newly elected prior to September 1, 2026, such Outside Director may be granted Awards with respect to up to 200,000 shares of Common Stock for the initial year of the Outside Director’s term.

The number of shares authorized for issuance under the 2026 Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting the common stock, or any other corporate transaction directly or indirectly affecting the Awards or any performance goals or the Company’s financial performance, condition or result of operations.

Terms and Conditions of Options. Options granted under the 2026 Plan may be either ISOs or “nonstatutory stock options” (“NSOs”) that do not meet the requirements of Section 422 of the Code. The Administrator will determine the exercise price of options granted under the 2026 Plan. The exercise price of stock options may not be less than 100% of the fair market value per share of the common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the common stock is listed on a stock exchange or is quoted on the automated quotation system of the Nasdaq Capital Market, the fair market value will generally be the closing price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2026 Plan will be exercisable at such time or times as the Administrator prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Except as otherwise determined in an applicable award agreement, following a termination of service, an optionee may exercise the vested shares subject to an option for up to 90 days (or one year if such termination of service is due to death or disability), subject to the term of the option.

The Administrator may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified or bank check. The Administrator may permit other methods of payment, including (a) through delivery of shares of common stock having a fair market value equal to the exercise price, (b) subject to the approval of the Administrator, by a full recourse, interest bearing promissory note having such terms as the Administrator may permit, (c) by surrendering to the Company shares of common stock otherwise receivable on exercise of the option, (d) a cashless exercise program implemented by the Administrator in connection with the 2026 Plan and/or (e) such other method as may be approved by the Administrator.

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No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient or such recipient’s guardian or legal representative. However, the Administrator may permit the holder of NSOs, SAR or certain other awards to transfer such Awards to immediate family members, a family trust for estate planning purposes or by gift to charitable institutions. The Administrator will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights. The Administrator may grant SARs under the 2026 Plan. The Administrator will determine the other terms applicable to SARs. The base price for any grant of a SAR will not be less than 100% of the fair market value of a share of the common stock on the date of grant, as determined by the Administrator. The maximum term of any SAR granted under the 2026 Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of such SAR, multiplied by
●	The number of shares as to which such SAR is exercised.

Payment may be made in shares of common stock, in cash, or partly in common stock and partly in cash, all as approved by the Administrator.

Restricted Stock and Restricted Stock Units. The Administrator may award restricted common stock and/or restricted stock units under the 2026 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Administrator. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Administrator. If any dividends or distributions are paid in stock before the restricted stock vests they will be subject to the same restrictions. Dividend equivalent amounts may be paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Administrator determines otherwise, holders of restricted stock (but not restricted stock units) will have the right to vote the shares.

Performance Shares and Performance Stock Units. The Administrator may award performance shares and/or performance stock units under the 2026 Plan. Performance shares and performance stock units are awards, denominated in either shares or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Administrator. The Administrator will determine the restrictions and conditions applicable to each award of performance shares and performance units. As described above, the Administrator shall retain the discretion to adjust, up or down, or add, remove or otherwise waive or suspend, any performance goals, either based on a formula or on a discretionary basis or any combination thereof, with respect to an outstanding award in any respect without a participant’s consent.

Incentive Bonuses. The Administrator may grant incentive bonus awards under the 2026 Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Administrator determines, including performance goals and amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of common stock.

Other Stock-Based and Cash-Based Awards. The Administrator may award other types of equity-based or cash-based awards under the 2026 Plan, including the grant or offer for sale of shares of common stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Administrator may impose.

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Effect of Certain Corporate Transactions. The Administrator may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2026 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating, suspending, adjusting or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Administrator or (iv) such other modification or adjustment to an Award as the Administrator deems appropriate to maintain and protect the rights and interests of Award holders upon or following a change in control. The Administrator may without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other Awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance stock units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration; (f) cancel or terminate any award for cash and/or other substitute consideration in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; (g) cancel any unvested award without consideration therefore; or (h) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control or make such other modifications, adjustments or amendments to outstanding awards as the Administrator deems necessary or appropriate.

Clawback/Recoupment. Awards granted under the 2026 Plan will be subject to the requirement that the awards be reduced, forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Amendment, Termination. The Board may at any time suspend, terminate or amend the 2026 Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company, provided that, no such amendment, suspension or termination shall materially and adversely affect the rights of any holder of outstanding Awards, without the consent of such holder, and further provided that without the consent of the Company’s stockholders, the Board may not (a) increase the number of shares of common stock available under the 2026 Plan or (b) change the persons or class of persons eligible to receive Awards.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of May 31, 2026:

Plan	Number of shares of common stock issuable upon exercise of outstanding options, warrants or rights	Weighted average exercise price of outstanding options, warrants or rights	Number of shares of common stock remaining available for future issuance
2026 Plan	-	$-	21,500,000	(1)
2014 Plan (2)	9,000	$276.10	-
Plans not approved by stockholders	-	-	-
TOTAL	9,000	$276.10	21,500,000

(1) Reflects 1,000,000 restricted stock awards issued pursuant to the 2026 Plan.

(2) The Amended and Restated 2014 Equity Incentive Plan was terminated in connection with the Business Combination, but any outstanding equity awards made thereunder remain outstanding. Subsequently, in connection with the Holding Company Transaction, where ChronoScale Holdings became the successor issuer of ChronoScale Corporation, all outstanding equity awards under the 2014 Plan were converted into a right to receive a number of shares of common stock of ChronoScale Holdings.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of ChronoScale Holdings Corporation submit this report in connection with the Audit Committee’s review of the financial reports for the fiscal year ended May 31, 2026, as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended May 31, 2026.
2.	The Audit Committee has discussed with representatives of CBIZ CPAs P.C., the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC
3.	The Audit Committee has discussed with CBIZ, the independent registered public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by CBIZ is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, for filing with the Securities and Exchange Commission.

Audit Committee of ChronoScale Holdings Corporation

William M. Clancy

Ella Benson

Andrew Cordell Schaap

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of September 10, 2026 (unless otherwise noted) by:

(a) each of our Named Executive Officers;

(b) each of our directors;

(c) all of our directors and officers as a group; and

(d) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated below, to our knowledge, based on information furnished to us, the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to applicable community property laws. Any securities that are exercisable for, or convertible into, shares of common stock within 60 days of September 10, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

We have based our calculation of the percentage ownership of our common stock on 145,637,452 shares of our common stock outstanding on September 10, 2026.

Name(1)	Number of Shares Beneficially Owned	Percentage of Common Stock
Directors & Named Executive Officers:
Wes Cummins(2)	-	*
Ying Cenly Chen(3)	-	*
Jerome Wong(4)	109,310	*
Jason Jones(5)	95,802	*
Richard Nottenburg(6)	-	*
Ella Benson(7)	-	*
Douglas Miller(8)	-	*
William Clancy(9)	-	*
Scott G. Davis(10)	297,864	*
Andrew Schaap(11)	-	*
All current directors and executive officers as a group (11 persons)	502,976	*
5% or greater holders:
Applied Digital Corporation(12)	139,528,227	95.8%

* Less than 1% of outstanding shares.

(1)	Except as otherwise indicated, the address of each person named in this table is c/o ChronoScale Holdings Corporation, 2440 Sand Hill Road, Suite 400 Menlo Park, California 94025.
(2)	Excludes 200,000 restricted shares of common stock which vest as follows: (i) 100,000 restricted shares will vest on May 14, 2027; and (ii) 100,000 restricted shares will vest on May 14, 2028, subject to Mr. Cummins’ continuous service through the applicable vesting date and subject to adjustment or accelerated vesting upon certain conditions.
(3)	Excludes 2,800,000 shares of common stock underlying RSUs that vest as follows: one-third of the RSUs will vest on May 1, 2027, with one-sixth of the remaining RSUs vesting in equal installments every six months thereafter, such that the RSUs will be fully vested on May 1, 2029, subject to Ms. Chen’s continuous service through each applicable vesting date and subject to accelerated vesting upon certain conditions.
(4)	Includes (i) 4,184 shares of common stock held in Mr. Wong’s 401(k) account, (ii) 64,771 shares of our common stock held directly by Mr. Wong, (iii) options to purchase 355 shares of our common stock exercisable within 60 days of September 10, 2026 and (iv) 40,000 shares of common stock issuable upon settlement of PSUs that vested upon consummation of the Business Combination on May 5, 2026. Excludes 300,000 RSUs that vest as follows: one-third of the RSUs will vest on May 5, 2027 and one-sixth of the RSUs will vest on each six month anniversary thereafter, such that the RSUs shall be fully vested on May 5, 2029, subject to Mr. Wong’s continuous service through each applicable vesting date and subject to accelerated vesting upon certain conditions.
(5)	Includes (i) 4,449 shares of common stock held in Mr. Jones’ 401(k) account, (ii) 57,621 shares of common stock held directly by Mr. Jones, (iii) options to purchase 1,732 shares of our common stock exercisable within 60 days of September 10, 2026, and (iv) 32,000 shares of common stock issuable upon settlement of PSUs that vested upon consummation of the Business Combination on May 5, 2026.
(6)	Excludes 200,000 restricted shares of common stock which vest as follows: (i) 100,000 restricted shares will vest on May 14, 2027; and (ii) 100,000 restricted shares will vest on May 14, 2028, subject to Mr. Nottenburg’s continuous service through the applicable vesting date and subject to adjustment or accelerated vesting upon certain conditions.
(7)	Excludes 200,000 restricted shares of common stock which vest as follows: (i) 100,000 restricted shares will vest on May 14, 2027; and (ii) 100,000 restricted shares will vest on May 14, 2028, subject to Ms. Benson’s continuous service through the applicable vesting date and subject to adjustment or accelerated vesting upon certain conditions.
(8)	Excludes 200,000 restricted shares of common stock which vest as follows: (i) 100,000 restricted shares will vest on May 14, 2027; and (ii) 100,000 restricted shares will vest on May 14, 2028, subject to Mr. Miller’s continuous service through the applicable vesting date and subject to adjustment or accelerated vesting upon certain conditions.
(9)	Excludes 200,000 restricted shares of common stock which vest as follows: (i) 100,000 restricted shares will vest on May 14, 2027; and (ii) 100,000 restricted shares will vest on May 14, 2028, subject to Mr. Clancy’s continuous service through the applicable vesting date and subject to adjustment or accelerated vesting upon certain conditions.
(10)	Includes (i) 373 shares of common stock held in Mr. Davis’s 401(k) account, (ii) 188,134 shares of our common stock held directly by Mr. Davis and (iii) 109,357 shares of common stock issuable upon settlement of PSUs that vested upon consummation of the Business Combination on May 5, 2026 and are expected to be delivered within 60 days of September 10, 2026.
(11)	Excludes 200,000 restricted shares of common stock which vest as follows: (i) 100,000 restricted shares will vest on May 14, 2027; and (ii) 100,000 restricted shares will vest on May 14, 2028, subject to Mr. Schaap’s continuous service through the applicable vesting date and subject to adjustment or accelerated vesting upon certain conditions.
(12)	Represents (i) 1,311,407 shares of common stock held directly by Applied Parent, and (ii) 138,216,820 shares of common stock held directly by Contributor, a wholly-owned subsidiary of APLD Intermediate. APLD Intermediate is a wholly owned subsidiary of Applied Parent and as a result, Applied Parent may be deemed to have beneficial ownership of the securities. The address for Applied Parent is c/o Applied Digital Corporation, 3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas 75219.

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TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions

In addition to the compensation arrangements discussed in the sections titled “Executive Officers,” “Executive Compensation” and “Director Compensation,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:

●	we have been or are to be a participant;
●	the amount involved exceeded or will exceed $120,000; and
●	any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Review, Approval, or Ratification of Transactions with Related Parties

We have adopted a written Related Party Transactions Policy that sets forth our procedures for the review, approval or ratification of transactions involving related parties. Under the policy, our Audit Committee or our Related Party Transactions Committee, as applicable, is responsible for reviewing and approving or ratifying related party transactions. Prior to entering into a related party transaction, the relevant facts and circumstances are reported to our Chief Financial Officer, who evaluates the proposed transaction and, if committee approval is required, submits the transaction and a summary of its material terms to the applicable committee for review.

In determining whether to approve or ratify a related party transaction, the applicable committee considers all relevant facts and circumstances, including, among other things, whether the transaction is in the ordinary course of business, whether it was initiated by us, Applied Parent or another related party, whether the terms are no less favorable to us than terms that could have been obtained from an unrelated third party, the purpose of and potential benefits to us from the transaction, the amount involved, the nature and extent of the related party’s interest and any other information that would be material to investors. A transaction may be approved only if the applicable committee determines in good faith that, under all of the circumstances, the transaction is in our best interests.

Our Board has also established a Related Party Transactions Committee specifically to review, evaluate and approve or ratify, as appropriate, related party transactions involving Applied Parent, our majority stockholder, its subsidiaries and their respective officers and directors. The Related Party Transactions Committee is also responsible for overseeing our policies and procedures with respect to such transactions and for seeking to ensure that transactions involving Applied Parent are conducted on terms that are fair to, and in the best interests of, the Company.

Transactions with Applied Parent

Business Combination

On May 5, 2026, we consummated the previously announced Business Combination contemplated by that certain Contribution and Exchange Agreement dated February 15, 2026, by and among Ekso, APLD Intermediate, APLD ChronoScale HoldCo LLC, Contributor, each a wholly-owned direct or indirect subsidiary of Applied Parent, and Cloud, which immediately prior to the Closing was a wholly-owned indirect subsidiary of Applied Parent and a direct subsidiary of Contributor. Upon the Closing, Ekso changed its name to “ChronoScale Corporation” and Cloud became a wholly-owned subsidiary of Ekso. Following the Closing, we operated in two distinct business segments: the Cloud Business, which operated through Cloud, and the Legacy Ekso Business, which operated through Legacy Ekso, which is a direct wholly-owned subsidiary of Ekso.

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Investor Rights Agreement

At the Closing, we entered into an investor rights agreement, which was subsequently amended on September 1, 2026 (as amended, the “Investor Rights Agreement”), with the Contributor, pursuant to which, the APLD Designator (as defined therein) has the right to designate five (5) directors on our Board, including the Chairman (each such director, an “APLD Designee”). The initial APLD Designees are Wes Cummins (Chairman), Ella Benson, Douglas Miller, Richard Nottenburg and Andrew Schaap. The remaining Board members are Ying Cenly Chen, our Chief Executive Officer, William M. Clancy, and Scott G. Davis, the Chief Executive Officer of Legacy Ekso.

The Investor Rights Agreement provides that, (i) for so long as the APLD Investors (as defined therein) beneficially own at least 50% of our aggregate outstanding voting securities, the APLD Designator may designate five (5) directors; (ii) if the APLD Investors beneficially own at least 25% (but less than 50%) of our aggregate outstanding voting securities, the APLD Designator may designate four (4) directors; (iii) if the APLD Investors beneficially own at least 10% (but less than 25%) of our aggregate outstanding voting securities, the APLD Designator may designate three (3) directors; and (iv) if the APLD Investors beneficially own less than 10% of our aggregate outstanding voting securities, the APLD Designator may designate two (2) directors. In addition, the Investor Rights Agreement provides that the APLD Designator has the right, but not the obligation, to consent to any individual nominated for election to the Board seat initially occupied by the Chief Executive Officer of the Company, for so long as the APLD Investors collectively beneficially own at least 50% of the aggregate outstanding voting securities of the Company. Additionally, for so long as the APLD Investors continue to beneficially own at least thirty percent (30%) of the aggregate outstanding voting securities of the Company, the Board is prohibited from increasing the total number of directors on the Board to greater than eight (8) and, in no event shall any decrease in the number of directors on the Board, in any instance, eliminate, abridge, or otherwise modify the APLD Designator’s designation rights, in each case, without the consent of the APLD Designator.

The Investor Rights Agreement also provides that, for so long as the APLD Investors continue to beneficially own at least 30% of the aggregate outstanding voting securities of the Company, we must obtain the prior written consent of the APLD Designator for certain corporate actions, including, but not limited to, commencing or approving any dissolution, liquidation or winding up of the Company, making any fundamental change in the nature of our business, amending our governing documents, incurring, creating, assuming or guaranteeing any indebtedness (subject to certain exceptions) and making or committing to make any acquisition, joint venture, partnership, strategic alliance or formation of any subsidiary.

Pursuant to the Investor Rights Agreement, the Contributor is entitled to preemptive rights for so long as it beneficially owns at least 10% of the Company’s aggregate outstanding voting securities, subject to certain exemptions. When we propose to issue new equity securities, we must provide the Contributor with written notice specifying the securities to be offered, the price, and other material terms. Within 10 days of receiving this notice, the Contributor may elect to purchase up to the lesser of (i) 150% of its pro rata share of outstanding equity securities or (ii) 75% of the new securities being offered, with an oversubscription right for any unsubscribed securities.

Applied Parent PIPE Investment

In connection with, and as a condition to the Closing of the Business Combination, on May 1, 2026, we entered into that certain securities purchase agreement (the “Applied Parent SPA”) with Applied Parent (the “Applied Parent PIPE Investment”), pursuant to which we issued to Applied Parent 1,311,407 shares of our common stock (the “Private Placement Shares”). The Private Placement Shares were sold at an offering price of $12.01 per share, the closing price of our common stock on April 30, 2026, the date immediately preceding the date of execution of the Applied Parent SPA, for gross proceeds to us of approximately $15.75 million. The closing of the transaction pursuant to the Applied Parent SPA took place on May 5, 2026, immediately prior to the Closing.

Services Agreement

At the Closing, we and Applied Parent entered into a Management Advisory and Corporate Services Agreement (the “Services Agreement”), pursuant to which Applied Parent provides management advisory and corporate services to us including financial, managerial, operational, strategic, financing, acquisition, and divestiture-related advice. We compensate Applied Parent for these services through a combination of management services fees based on a percentage of revenue and fixed fees for corporate and administrative services. We may also reimburse Applied Parent for certain costs incurred on our behalf.

Applied Parent Grid Note

On June 26, 2026, we, as the borrower, entered into a Demand Grid Promissory Note (the “Grid Note”) with Applied Parent, as the lender. The aggregate principal amount available under the Grid Note is up to $100.0 million, reduced by the value of any of our liabilities guaranteed by the lender and a reserve amount determined by the lender. Advances on the Grid Note bear interest at the short-term Applicable Federal Rate, compounded semi-annually, and the Grid Note is payable on demand. On July 1, 2026, the Company drew $7.0 million under the Grid Note. Applied Parent has agreed not to exercise its demand right under the Grid Note prior to August 20, 2027.

Transactions with an entity of which a Board member is the CEO

For informational purposes only, we are disclosing that we are a party to a data center lease with a company of which one of our Board members is the Chief Executive Officer and a member of the board of directors. The lease was previously entered into in the ordinary course of business.

Indemnification of Officers and Directors

We have entered into indemnification agreements with certain of our current directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Nevada law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We may enter into indemnification agreements with our future directors.

Director Independence

Please see the discussion of director independence under Corporate Governance starting on page 10 above.

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PROPOSAL 2

APPOINTMENT OF CBIZ CPAS P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2027

Introduction

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive evaluation of the independent registered public accounting firm’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.

Change in Auditor

On May 5, 2026, the Audit Committee approved (i) the termination of the engagement of WithumSmith+Brown, PC (“Withum”), our independent registered public accounting firm prior to the Business Combination, and (ii) the engagement of CBIZ as the independent registered public accounting firm to audit our consolidated financial statements for the year ended May 31, 2026 (the “2026 Annual Report”). Subject to the completion of CBIZ’s standard client acceptance procedures, CBIZ’s appointment was effective immediately after the Closing. CBIZ serves as the independent registered public accounting firm of Applied Parent and therefore also served as the independent registered public accounting firm of Cloud, as a wholly owned indirect subsidiary of Applied Parent, prior to the Business Combination. Withum was informed on May 5, 2026, that it would not be retained to serve as our independent registered public accounting firm immediately after the Closing.

During the period from January 1, 2024 to December 31, 2025, and the subsequent interim period through May 5, 2026, there were no: (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum would have caused Withum to make reference thereto in its reports on the consolidated financial statements for such years, or (ii) reportable events (as described in Item 304 (a)(1)(v) of Regulation S-K).

During the period from January 1, 2024 to December 31, 2025, and the subsequent interim period through May 5, 2026, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by CBIZ that CBIZ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act.

The Audit Committee of the Board has appointed CBIZ to continue to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2027. CBIZ is a successor via merger to Marcum LLP (“Marcum”), and CBIZ has served as our independent registered public accounting firm since May 5, 2026. In accordance with SEC rules and CBIZ policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Audit Committee and the Board believe that the continued retention of CBIZ as our independent registered public accounting firm is in the best interest of the Company and its stockholders and are asking the stockholders to ratify the selection of CBIZ as our independent registered public accounting firm for the fiscal year ending May 31, 2027.

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Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of CBIZ to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event our stockholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee. Ratification of the appointment of CBIZ to serve as our independent registered public accounting firm for the fiscal year ending May 31, 2027 will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of CBIZ for the fiscal year ending May 31, 2027.

In connection with the audit of our financial statements for the fiscal year ended May 31, 2026, we entered into an agreement with CBIZ which sets forth the terms by which CBIZ performed audit services for us.

The following table presents fees billed to the Company for professional services rendered by our independent registered public accounting firm, CBIZ, for the fiscal years ended May 31, 2026 and May 31, 2025:

	Fiscal Year Ended May 31, 2026	Fiscal Year Ended May 31, 2025
Type of Fees:
Audit fees(1)	$420,510	$-
Audit-Related Fees(2)
Tax Fees(3)	$29,160
All other fees	-	-
Total fees	$449,670	$-

(1)	Audit Fees consist of fees for the audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings and the audit of our internal controls over financial reporting.
(2)	Audit-Related Fees consist of fees for accounting consultations.
(3)	Tax Fees consist of fees for tax compliance and tax advice and planning services.

For the fiscal year ended May 31, 2026, the Audit Committee approved all of the services provided by, and fees paid to CBIZ.

The Audit Committee has established a policy requiring approval by it of all fees for audit and non-audit services to be provided by the Company’s independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee’s direction or by direction of the Audit Committee Chairman.

Attendance at Annual Meeting

Representatives of CBIZ will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the ratification of the independent registered public accounting firm requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (known as the Dodd-Frank Act) requires us to provide our stockholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers. Our stockholders previously approved, in an advisory vote held at the 2024 annual meeting of stockholders, holding an advisory vote to approve the compensation of our NEOs annually.

We provide our stockholders with the opportunity to cast an annual advisory vote on the compensation of our named executive officers as disclosed in the compensation tables and the narrative disclosures that accompany those tables. At the Annual Meeting, we are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Executive Compensation” section of this Proxy Statement.

We encourage stockholders to review the compensation tables and the related narrative disclosure on pages 18 to 29 of this Proxy Statement. We believe that our compensation policies and decisions are designed to incentivize and reward the creation of stockholder value.

As described in this Proxy Statement, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success.

On the basis of the compensation tables and the related narrative disclosure on pages 18 to 29 of this Proxy Statement, we are requesting that our stockholders vote on the following resolution:

RESOLVED, that the stockholders of ChronoScale Holdings Corporation approve, on an advisory basis, the compensation of ChronoScale Holdings Corporation’s Named Executive Officers, as described in the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement.

Although this Say on Pay vote on named executive officer compensation is non-binding, the Board and the Compensation Committee will review the results of the vote and will take into account the outcome of the vote when determining future executive compensation arrangements.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this Proxy Statement, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 4

RATIFICATION OF CERTAIN RESTRICTED STOCK AWARDS GRANTED TO NON-EMPLOYEE DIRECTORS UNDER THE 2026 PLAN

We are asking our stockholders to ratify certain restricted stock awards previously granted to the non-employee members of our Board under the 2026 Plan, as described below (collectively, the “Director Awards”). Stockholders are not being asked to approve or ratify the 2026 Plan or any amendment thereto.

Background

In connection with the Holding Company Transaction, we assumed all outstanding equity awards previously granted under the ChronoScale Corporation 2026 Omnibus Equity Incentive Plan (as amended, the “Legacy Plan”). Such awards remain outstanding and continue to be governed by the terms of the Legacy Plan and the applicable award agreements, except that references to ChronoScale therein have been conformed, as appropriate, to reflect the Holding Company Transaction and our assumption of the awards. All future equity awards will be granted under the 2026 Plan.

On May 14, 2026, the Board approved an amendment to the Legacy Plan (the “Plan Amendment”). Prior to the Plan Amendment, no Outside Director (as defined in the Legacy Plan) was entitled to receive awards in excess of $1,000,000 for the initial year of their term. The Plan Amendment amended this limit for Outside Directors newly elected to the Board prior to September 1, 2026, permitting awards with respect to up to 200,000 shares of our common stock for the initial year of the Outside Director’s term (which, based on the closing price of the Company’s common stock as of the date of the Plan Amendment, had a fair market value greater than the dollar limit in effect prior to the Plan Amendment).

Also on May 14, 2026, the Board considered restricted stock awards to each of our non-employee directors. The disinterested members of the Board determined that it was advisable and in the best interests of the Company and its stockholders to grant each such director a Restricted Stock Award of 200,000 shares of our common stock. The disinterested members of the Board approved those grants under the 2026 Plan on the terms and conditions substantially in accordance with our standard form of Restricted Stock Award Agreement, a form of which has been filed as Exhibit 10.18 to our Annual Report on Form 10-K, filed with the SEC on August 19, 2026. The Director Awards are not contingent upon the approval of this proposal.

On June 29, 2026, Andrew Schaap was appointed to the Board. In connection with his appointment, the disinterested members of the Board approved a Restricted Stock Award to Mr. Schaap of 200,000 shares of our common stock under the 2026 Plan, on terms and conditions substantially in accordance with our standard form of Restricted Stock Award Agreement.

Accordingly, the Director Awards that are the subject of ratification under this proposal consist of Restricted Stock Awards of 200,000 shares of our common stock granted to each of the following non-employee directors:

Director	Amount	Grant Date
Wes Cummins	200,000	May 14, 2026
Ella Benson	200,000	May 14, 2026
Douglas Miller	200,000	May 14, 2026
William M. Clancy	200,000	May 14, 2026
Richard Nottenburg	200,000	May 14, 2026
Andrew Schaap	200,000	June 29, 2026
Total	1,200,000

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The Director Awards vest as to 50% on the first anniversary of the applicable Grant Date and as to 50% on the second anniversary of the applicable Grant Date, subject to continued service through the applicable vesting date, subject to potential accelerated vesting in the event of a termination due to death or Disability, or in the event of a Change in Control (as each term is defined in the 2026 Plan), and pro-rata accelerated vesting in the event an Outside Director elects not to stand for reelection.

Reasons for Seeking Stockholder Ratification

The Board believes that equity-based compensation is an important component of the Company’s non-employee director compensation program because it aligns the interests of our directors with those of our stockholders and provides an incentive for directors to contribute to our long-term success and growth. While the Director Awards are not contingent upon stockholder approval, the Board believes that submitting the Director Awards to stockholders for ratification is appropriate in light of the fact that the Director Awards were granted pursuant to the Plan Amendment.

We are seeking stockholder ratification of the Director Awards in light of the fact that the recipients are members of the Board and have a direct financial interest in their respective awards. Under Section 78.140 of the Nevada Revised Statutes, a transaction involving a director’s financial interest is not void or voidable solely as a result of that interest if, among other alternatives, the material facts concerning the director’s interest are known to the stockholders and the stockholders approve or ratify the transaction in good faith by the requisite stockholder vote. The Board expressly considered these Nevada statutory requirements and the interests of the director recipients in its approval of the Director Awards.

By approving this proposal, stockholders will ratify the Director Awards described above. Approval of this proposal will not constitute ratification of the Plan Amendment, any other amendment to the 2026 Plan, the 2026 Plan itself, or any other award made or that may in the future be made under the 2026 Plan.

Effect of Stockholder Approval

If this proposal is approved, the stockholders will be deemed to have ratified the grant of the Director Awards, pursuant to the 2026 Plan and on the terms and conditions of the applicable Restricted Stock Award Agreement.

Because stockholder ratification of the Director Awards is not required, if this proposal is not approved, the Director Awards will remain outstanding in accordance with their existing terms. The failure of stockholders to approve this proposal will not, by itself, rescind, cancel or otherwise affect the Director Awards. The Board will, however, consider the results of the stockholder vote in connection with its future consideration of non-employee director compensation.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of this proposal requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF CERTAIN RESTRICTED STOCK AWARDS GRANTED TO NON-EMPLOYEE DIRECTORS UNDER THE 2026 PLAN.

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PROPOSAL 5

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY ONE OR MORE OF THE FOREGOING PROPOSALS

Adjournment of the Annual Meeting

In the event that the number of shares of common stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of any of the foregoing proposals is insufficient to approve such proposals, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of such proposals. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote

In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, the approval of the adjournment of the Annual Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals, requires a majority of the total votes cast at the Annual Meeting, whether in person or represented by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF ANY ONE OR MORE OF THE FOREGOING PROPOSALS.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2027 Annual Meeting

Any stockholder proposals submitted, in reliance on Rule 14a-8 under the Exchange Act, for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting of Stockholders, must be received by the Company no later than May 28, 2027, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: ChronoScale Holdings Corporation, 2440 Sand Hill Road, Suite 400 Menlo Park, California 94025, Attn.: Secretary.

Our Bylaws state that a stockholder must provide timely written notice of a proposal to be brought before the meeting and supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2027 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office if received no later than August 8, 2027, and no earlier than July 9, 2027 provided, however, in the event the date of the 2027 Annual Meeting of Stockholders is more than 30 days prior to or more than 70 days after the one-year anniversary of the date of the Annual Meeting, then, for the notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting of Stockholders, or (B) the tenth day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made. Proxies solicited by our Board will confer discretionary voting authority with respect to these proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: ChronoScale Holdings Corporation, 2440 Sand Hill Road, Suite 400 Menlo Park, California 94025, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at the 2027 Annual Meeting of Stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: ChronoScale Holdings Corporation, 2440 Sand Hill Road, Suite 400 Menlo Park, California 94025, Attn.: Secretary, no later than September 7, 2027. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

CHANGE IN CONTROL

We have undergone a change of control since the beginning of the Company’s most recent full fiscal year in connection with the Business Combination. As of the Record Date, Applied Parent (directly, and indirectly through its indirect wholly-owned subsidiary) beneficially owned 139,528,227 shares of our common stock, or approximately 95.8% of our voting securities. For additional information regarding the Business Combination, see “Transactions with Related Persons.”

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026 may be obtained without charge by writing to ChronoScale Holdings Corporation, 2440 Sand Hill Road, Suite 400 Menlo Park, California 94025, Attn.: Secretary. Exhibits to our Annual Report on Form 10-K will be mailed upon request therefor by a holder or a beneficial owner of our common stock accompanied by a payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended May 31, 2026, and certain other related financial and business information are contained in our Annual Report on Form 10-K for the fiscal year ended May 31, 2026, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our common stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request or notice, as applicable, to our Corporate Secretary at ChronoScale Holdings Corporation, 2440 Sand Hill Road, Suite 400 Menlo Park, California 94025, or by calling (214) 427-1704, and we will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s annual meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. You can also contact our Investor Relations department at the phone number or address set forth above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

If you have any questions or require any assistance in voting your shares, please call:

1-800-690-6903

By Order of the Board of Directors

/s/ Wes Cummins
Wes Cummins
Chairman of the Board of Directors

September 25, 2026

Menlo Park, CA

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CHRN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 5, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03676-TBD — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

CHRONOSCALE HOLDINGS CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Wes Cummins
02) Ying Cenly Chen
03) Richard Nottenburg
04) Ella Benson
05) Douglas Miller
06) William M. Clancy
07) Scott G. Davis
08) Andrew Schaap

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T03677-TBD

CHRONOSCALE HOLDINGS CORPORATION
Annual Meeting of Stockholders
November 6, 2026 9:00 AM PT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint Ying Cenly Chen and Jerome Wong and each of them, as proxy and attorney-in-fact, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CHRONOSCALE HOLDINGS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 9:00 AM, PDT on November 6, 2026, virtually at www.virtualshareholdermeeting.com/CHRN2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side